EXHIBIT 4.2

FAEGRE & BENSON LLP
REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN

ADOPTION AGREEMENT-001
(Non-Standardized)

PROFIT SHARING PLAN
(Including 401(k) Contribution Option)

THE FAEGRE & BENSON LLP REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN CAN BE USED TO CREATE A QUALIFIED PROFIT SHARING PLAN UNDER SECTION 401(A) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE PLAN ALSO MAY INCLUDE A 401(K) FEATURE). WHETHER YOUR PLAN IS QUALIFIED WILL DEPEND ON THE ELECTIONS (AND COMBINATION OF ELECTIONS) YOU MAKE ON THE ADOPTION AGREEMENT, AND ALSO WILL DEPEND ON WHETHER THE PLAN IS ADMINISTERED PROPERLY. YOU SHOULD CONSULT WITH LEGAL COUNSEL OR OTHER QUALIFIED PROFESSIONALS REGARDING YOUR ELECTIONS ON THE ADOPTION AGREEMENT.

ONCE ESTABLISHED, YOUR PLAN CREATES LEGAL RIGHTS WITH RESPECT TO PARTICIPANTS AND BENEFICIARIES UNDER THE PLAN. THESE RIGHTS GENERALLY ARE ENFORCEABLE UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”). YOU SHOULD CONSULT WITH LEGAL COUNSEL REGARDING ERISA AND OTHER FEDERAL AND STATE LAWS THAT MAY IMPACT YOUR PLAN.

Lead Employer Information

The following information relates to the “lead employer”. The lead employer is the business entity that sponsors the plan on behalf of its employees and/or employees of other controlled group members. Government filings with respect to the plan (e.g., Form 5500) are made in the name of the lead employer.

You should notify the recordkeeper for your plan if any of the following information changes with respect to the lead employer.

1.	Name:	Antennas America, Inc.

2.	Employer Identification Number:	87-0454148.

3.	Address:	Street:	4860 Robb Street.
Suite 101.
		City:	Wheat Ridge.
		State:	CO.
		Zip:	80033.

4.	Type of Business	Corporation.
Organization:

5.	Fiscal Year End:	December 31.

6.	SIC Code:	.

7.	Contact:	Name:	Julie Grimm.
		Title:	.
		Phone:	303-421-4063.

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Controlled Group Information

The following business entities are “controlled group members” with respect to the lead employer. A controlled group member includes many of the businesses that are commonly thought of as being related (parent companies, subsidiaries and brother-sister companies). It also includes companies involved in more complex relationships, such as “affiliated service groups” as defined in Section 414(m) of the Internal Revenue Code. You should consult with a professional advisor to determine the controlled group members.

For the lead employer or any controlled group member to be a “participating employer” in the plan, it must be included as such on the Adoption Agreement. If you change your business structure, or if you acquire a company, you should remember that a new controlled group member does not automatically become a participating employer under the plan. However, a participating employer will automatically cease to be such as of the date it ceases to be a controlled group member.

You should notify the recordkeeper for your plan if a new company becomes a controlled group member or an existing controlled group member ceases to be such for any reason.

1. Controlled Group Member 1:

Name: .

2. Controlled Group Member 2:

Name: .

3. Controlled Group Member 3:

Name: .

4. Controlled Group Member 4:

Name: .

5. Controlled Group Member 5:

Name: .

6. Controlled Group Member 6:

Name: .

7. Controlled Group Member 7:

Name: .

8. Controlled Group Member 8:

Name: .

9. Controlled Group Member 9:

Name: .

10. Controlled Group Member 10:

Name: .

11. Controlled Group Member 11:

Name: .

12. Controlled Group Member 12:

Name: .

13. Controlled Group Member 13:

Name: .

14. Controlled Group Member 14:

Name: .

15. Controlled Group Member 15:

Name: .

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Supplemental Documentation

Your qualified plan will be governed by a set of documents, including the following:

•	Adoption Agreement:

This document contains the elections that you have made to implement your plan.

•	Plan Document:

This document contains many basic terms of your plan that may or may not apply depending upon the elections you have made in the Adoption Agreement.

•	Trust Agreement, Custodial Agreement and/or Group Annuity Contract:

You may have one or a combination of these documents depending on how your plan is funded. These documents generally control the relationship between the participating employers and the trustee, custodian or insurance company, and define the rights and duties of the funding agency with respect to the plan.

The operation of your qualified plan also may be affected by supplemental documents, including the following:

•	Participant Loan Policy Statement:

If you allow loans to participants under your plan, the participant loan program will be governed by this document. It sets forth the terms of your participant loan program.

•	Investment Policy Statement:

This document sets forth the investment policy you have established for the plan. You may allow participants to direct the investment of their accounts under the plan. If you do, the investment policy statement will describe what investment options are available and will set forth your rules regarding how participants may exercise investment control.

•	Claims Procedure:

This document describes how participants can enforce their rights under the plan. For example, it will describe the claim and appeal procedure you have established.

•	Administrative Forms:

To make it efficient for participants to interact with the administrator of the plan, you may use a set of administrative forms. For example, you may have a form that will be used to enroll in the plan, change investments, designate beneficiaries and request withdrawals or distributions.

•	Summary Plan Description:

ERISA requires that you provide participants and beneficiaries with a “summary plan description” for the plan, and keep it current. A summary plan description is an easy to read description of the terms of the plan.

IT IS YOUR RESPONSIBILITY TO ADMINISTER THE PLAN IN ACCORDANCE WITH ALL LAWS THAT APPLY, INCLUDING ERISA. FAEGRE & BENSON LLP MAKES AVAILABLE A SET OF SUPPLEMENTAL DOCUMENTS TO PROVIDE YOU WITH AN EFFICIENT MEANS OF ESTABLISHING AND MAINTAINING YOUR PLAN – BUT, IT IS YOUR RESPONSIBILITY TO DETERMINE WHETHER THE DOCUMENTS ARE APPROPRIATE FOR YOU AND YOUR PLAN.

IF YOU CONTRACT FOR RECORDKEEPING SERVICES, THE TERMS OF THE ARRANGEMENT BETWEEN YOU AND YOUR RECORDKEEPER WILL BE SET FORTH IN AN AGREEMENT THAT YOU WILL ENTER INTO WITH THE RECORDKEEPER.

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FAEGRE & BENSON LLP

REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN

ADOPTION AGREEMENT-001
(Non-Standardized)

PROFIT SHARING PLAN
(Including 401(k) Contribution Option)

Preamble

BY THIS AGREEMENT [check one]:

a.	☒	New Plan. The Lead Employer hereby adopts a new profit sharing plan in the form of this Prototype Defined Contribution Plan effective as of January 1, 2000 [month, day, year].

b.	☐	Amended Plan. The Lead Employer hereby amends its profit sharing plan in the form of this Prototype Defined Contribution Plan effective as of [month, day, year]. Prior to the amendment [check one]:

		i.	☐	The Plan was maintained in another form (an individually designed plan, volume submitter, another prototype, etc.), and this amendment constitutes a restatement of the form of the Plan.
		ii.	☐	The Plan was maintained in the form of this Prototype Defined Contribution Plan, and this amendment changes the options previously elected in the Adoption Agreement.

A. Participating Employer Information

1.	Lead Employer: [Plan Sec. 2.34]	a.	Name: Antennas America, Inc..
		b.	Employer Identification Number: 87-0454148.

2.	Participating Employers: [Plan Sec. 16.1]	2.1	The following Controlled Group Members are Participating Employers in the Plan [check each that applies]:

		a.	☒	The Lead Employer.
		b.	☐	The following Controlled Group Members:

				i.	Participating Employer No. 1:

Name: .

NOTE: If there are more than				ii.	Participating Employer No. 2:
three Participating Employers, attach a Participating Employer Schedule.					Name: .

				iii.	Participating Employer No. 3:

Name: .

[NOTE: A Controlled Group Member will immediately cease to be a Participating Employer as of the date it ceases to be a Controlled Group Member.]

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B. Plan Information

1.	Plan Name: [Plan Sec. 1.1]	a.	Antennas America, Inc. 401(k) Plan.
		b.	Former name, if any: .

2.	Plan Number:	001.

3.	Plan Year:	3.1	The Plan Year is [check one]:
[Plan Sec. 2.47]

		a.	☒	The 12-month period ending each December 31 [month, day].
		b.	☐	The 52/53 week fiscal year of the Lead Employer [describe]: .

		3.2	The first Plan Year is a short Plan Year that began [month, day, year] and ended [month, day, year].

		3.3	If the Plan Year has been amended, the Plan Year before the amendment was the 12-month period ending each [month, day], the short Plan Year resulting from the amendment began [month, day, year] and ended [month, day, year], and the Plan Year after the amendment is as specified above.

4.	Plan Administrator: [Plan Sec. 15.1]	4.1	The Administrator of the Plan is [check one]:

		a.	☒	The Lead Employer.
		b.	☐	The following individual or entity:

Name: .

		c.	☐	The following committee of individuals:

Name: .
Name: .
Name: .
Name: .
Name: .
Name: .
Name: .

5.	Funding Vehicle: [Plan Sec. 1.3]	5.1	The following Funding Vehicle(s) will be used for the Plan [check one or more]:

		a.	☒	Trust Fund under the Prototype Trust Agreement, with the Trustee serving as [check one]:

				i. ☐	A discretionary Trustee.
				ii. ☒	A non-discretionary Trustee.

		b.	☐	Custodial Account under the Prototype Custodial Agreement.
		c.	☐	Annuity Funding Contract.

6.	Effective Date: [Plan Sec. 1.2]	The Plan was originally established effective January 1, 2000 [month, day, year].

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7.	Controlling Law State: [Plan Sec. 1.4]	The Plan shall be construed and administered in accordance with the laws of the state or commonwealth of Colorado to the extent that such laws are not preempted by federal law.

C. Eligibility and Service Requirements

1.	Excluded Employment: [Plan Sec. 2.14]	1.1	Covered Employment does not include service in any of the following service categories [check as many as desired]:

		a.	☐	Highly Compensated Employees.
		b.	☐	Self-Employed Individuals.
NOTE: The Plan’s tax qualification may be affected if certain classes are excluded.		c. d. e. f.	☐ ☐ ☐ ☐	Salaried Employees. Hourly Employees. Employees paid primarily on a commission basis. Employees whose services are performed outside the United States.
		g.	☐	Non-resident aliens, except non-resident aliens whose services are performed in the United States under the following VISA or NAFTA categories [check one]:

				i.	☐	All categories are excluded.
				ii.	☐	The following categories are included [specify]: .
		h.	☒	Non-resident aliens who receive no earned income (within the meaning of Code section 911(d)(2)) from a Participating Employer which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)), or who receive such earned income but it is all exempt from income tax in the United States under the terms of an income tax convention.
		i.	☐	Employees working in the following units or locations [specify]: .
		j.	☐	Other [specify]: .
	Collective Bargaining Only Plan	k.	☐	This Plan is being established exclusively as a collective bargaining plan – thus the only Employees in Covered Employment are those who are members of a unit covered by a collective bargaining agreement that provides for participation in the Plan.
	Prevailing Wage Only Plan	l.	☐	This Plan is being established exclusively as a “prevailing wage” plan – Plan thus, the only Employees in Covered Employment are those Non-Highly Compensated Employees who are employed on prevailing wage projects specified on the Prevailing Wage Schedule attached to this Adoption Agreement.

[NOTE: Covered Employment with respect to any Component of the Plan does not include service covered by a collective bargaining agreement unless such agreement provides for participation in such Component.]

2.	Leased Employees: [Plan Sec. 2.35]	2.1	Are Leased Employees eligible to participate in the Plan? [check one]:

		a.	☐	Yes.
		b.	☒	No.

[NOTE: Leased Employees are excluded unless they are specifically designated as eligible.]

3.	Method to Determine Service for Eligibility Purposes:	3.1	Service will be determined as follows for eligibility purposes [check one]:
	[Plan Sec. 2.56]	a.	☐	Based on whether the Employee has completed at least [not more than 1,000] Hours of Service during an eligibility computation period.
With respect to an Employee for whom a record of actual hours is not maintained (e.g., salaried employees), Hours of Service will be determined using the following equivalency for each period in which the

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	[complete only if a			Employee has one or more Hours of Service [check one]:
Service requirement for
	eligibility is elected in			i.	☐	10 Hours of Service for each day.
	Item E, Sec. 2.2, Item H, Sec. 2.2 or Item I, Sec 2.2]			ii. iii.	☐ ☐	45 Hours of Service for each week. 95 Hours of Service for each semi-monthly payroll period.
				iv.	☐	190 Hours of Service for each month.

With respect to an Employee for whom a record of actual hours is maintained, Hours of Service will be determined using [check one]:

				v.	☐	Actual hours.
				vi.	☐	The same equivalency as specified above for an Employee for whom a record of actual hours is not maintained.

The eligibility computation period is [check one]:

				vii.	☐	The twelve consecutive month period beginning on the Service Commencement Date and on each anniversary thereof.
				viii.	☐	The twelve consecutive month period beginning on the Service Commencement Date, and each Plan Year beginning after the Service Commencement Date.

An Employee will be deemed to have satisfied the Service requirement [check one]:

				ix.	☐	As of the end of the eligibility computation period during which he/she has completed the required Hours of Service.
				x.	☐	As of the date during the eligibility computation period as of which he/she has completed the required Hours of Service.

		b.	☒	Based on elapsed time (365 days equals one year).
		c.	☐	Different methods apply with respect to different service categories, as specified in the Eligibility Service Schedule attached to this Adoption Agreement.

4.	Method to Determine	4.1	Service will be determined as follows for vesting purposes [check one]:
Service for Vesting
	Purposes: [Plan Sec. 2.56]	a.	☒	Based on whether the Employee has completed at least 1000 [not more than 1,000] Hours of Service during a vesting computation period.

	[complete only if a vesting schedule other than full and immediate vesting is elected in Item H, Sec. 10.1 or I, Sec. 7.1]			With respect to an Employee for whom a record of actual hours is not maintained (e.g., salaried employees), Hours of Service will be determined using the following equivalency for each period in which the Employee has one or more Hours of Service [check one]:

				i.	☐	10 Hours of Service for each day.
				ii.	☒	45 Hours of Service for each week.
				iii.	☐	95 Hours of Service for each semi-monthly payroll period.
				iv.	☐	190 Hours of Service for each month.

With respect to an Employee for whom a record of actual hours is maintained, Hours of Service will be determined using [check one]:

				v.	☒	Actual hours.
				vi.	☐	The same equivalency as specified above for an Employee for whom a record of actual hours is not maintained.
The vesting computation period is [check one]:

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				vii.	☒	The Plan Year.
				viii.	☐	The twelve consecutive month period beginning on the Service Commencement Date and on each anniversary of thereof.
				ix.	☐	The twelve consecutive month period ending each . [month, day]

If the vesting computation period has been amended, the vesting computation period before the amendment was the twelve consecutive month period ending each [month, day], the special vesting computation period resulting from the amendment began [month, day, year] and ended on the following [month, day, year], and the vesting computation period after the amendment is as specified above beginning [month, day, year]. [NOTE: The special vesting computation period must be twelve months in length.]

		b.	☐	Based on elapsed time, with years calculated as follows [check one]:

				i.	☐	365 days equals one year (with fractional years based on completed days).
				ii.	☐	12 months equals one year (with fractional years based on completed months).

		c.	☐	Different methods apply with respect to different service categories, as specified in the Vesting Service Schedule attached to this Adoption Agreement.

		4.2	Service for vesting purposes will be calculated at Termination of Service based on [check one]:

		a.	☒	Full years of Service.
		b.	☐	Full and fractional years of Service.

5.	Break in Service Rules For Both Eligibility and Vesting Purposes: [Plan Sec. 2.9]	5.1	A Break in Service will occur under the hour count method of crediting service if the Employee has fewer than 501 [not more than 501] Hours of Service during an eligibility computation period or vesting computation period.

		5.2	Service prior to a Break in Service of one year or more (unless otherwise disregarded under Sec. 5.3) ... [check one]:

		a.	☒	will be taken into account immediately upon his/her subsequent return to Service.

		b.	☐	Will be taken into account under the Employee Pre-Tax Component of the Plan immediately upon a subsequent return to Service, but will not be taken into account under the following Components until such time as the Employee completes a year of Service after the Break in Service (in which case Service will be retroactively restored to the Employee) [check either or both]:
				i.	☐	Employee Regular Matching Component.
				ii.	☐	Employee Regular Profit Sharing Component.
[NOTE: Use of option (b) may require that retroactive contributions be made on behalf of the Participant.]

		5.3	In the case of a Participant who had no vested interest in his/her Account prior to a Break in Service (other than a vested interest in an After-Tax or Rollover Contribution Account), Service prior to the Break in Service of one year or more ... [select one]:

		a.	☐	will

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		b.	☒	will not

... be taken into account after a subsequent return to Service if the Break in Service exceeds five years (or, if greater, the number of years of Service prior to the Break in Service). [NOTE: In all other cases and for all other Participants, Service prior to a Break in Service will be taken into account after a subsequent return to Service.]

6.	Predecessor Employer Credit:	6.1	Does Service with a Predecessor Employer which did not maintain the Plan count as Service under this Plan? [check one]:
[Plan Sec. 2.48]
		a.	☒	No.
		b.	☐	Yes, for the following purposes [check each that applies]:

				i.		☐	Eligibility, with Service with the Predecessor Employer calculated based on [check one]:

							A.	☐	Elapsed time from [check one]:
									I.	☐	Last date of hire.
									II.	☐	Other [specify date]: .

							B.	☐	Hours of Service from:
									I.	☐	Last date of hire.
									II.	☐	Other [specify date]: .

				ii.		☐	Vesting, with Service with the Predecessor Employer calculated based on [check one]:

							A.	☐	Elapsed time from:
									I.	☐	Last date of hire.
									II.	☐	Other [specify date]: .

							B.	☐	Hours of Service from [check one]:
									I.	☐	Last date of hire.
									II.	☐	Other [specify date]: .

				iii.	☐	Entitlement to share in the Employer Regular Profit Sharing Contribution for the first year of participation (with Service with the Predecessor Employer based on Hours of Service).

				iv.	☐	Recognized Earnings for purposes of determining the Employer Regular Profit Sharing Contribution for the first year of participation.

[Note: Code section 414(a) requires that service with a predecessor employer be taken into account if a plan of the predecessor employer is maintained by a successor. The service credit under this Sec. 6.1 is in addition to that required under Code section 414(a).]

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		6.2	The following Predecessor Employers are covered by this provision:

				i.	Predecessor Employer No. 1:

Name: .

NOTE: If there are more than
three Predecessor Employers, attach a Predecessor				ii.	Predecessor Employer No. 2:
Employer Supplement.						Name: .

				iii.	Predecessor Employer No. 3:

Name: .

7.	Special Entry Rule for New Plans: [Plan Sec. 3.1(f)]	7.1	An Employee who is in Covered Employment on the initial effective date of the Plan [check one]:

		a.	☒	Must satisfy the applicable age and/or service requirements to become an Active Participant.
	[complete only if this is a new plan]	b.	☐	Will become an Active Participant on the initial effective date of the Plan even if he/she has not satisfied ... [check either or both]:

				i.	☐	the applicable age requirement.
				ii.	☐	the applicable service requirement.

This age and/or service waiver applies with respect to the following Components of the Plan [check as many as apply]:

				iii.	☐	Employee Pre-Tax Component.
				iv.	☐	Employer Regular Matching Component.
				v.	☐	Employer Regular Profit Sharing Component.

8.1	Election Not to Participate:	8.1	May Employees elect not to participate in the Plan? [check one]:
	[Plan Sec. 3.4]	a.	☐	Yes, but only for religious reasons.
		b.	☒	Yes, for any reason.
		c.	☐	No. [If not allowed, skip to Item D.]

[NOTE: An election not to participate may be effective as of the initial Entry Date or as of the first day of any subsequent Plan Year.]

		8.2	An election not to participate may be revoked as of the following date [check one]:
		a.	☒	N/A – an election may not be revoked.
		b.	☐	The first day of any Plan Year.
		c.	☐	The first day of any Plan Year after the election has been in effect for at least Plan Years.

		8.3	Following the revocation of an election not to participate, the Participant [check one]:
		a.	☒	May not again elect not to participate.
		b.	☐	May again elect not to participate effective as of the first day of any subsequent Plan Year.
		c.	☐	May again elect not to participate effective as of the first day of any subsequent Plan Year after he/she has been a Participant for at least Plan Years.

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D.	Recognized Earnings

1.	Recognized	1.1	The Recognized Earnings of a Participant are [check one]:
Earnings:
	[Plan Sec. 2.53(a)]	a.	☐	Earnings for purposes of Code section 415(c)(3).
		b.	☐	Earnings for purposes of federal income tax withholding.
		c.	☒	Earnings required to be reported in the Wages, Tips and Other Compensation box of Form W-2.

2.	Determination Period:	2.1	Recognized Earnings are amounts that are paid to the Participant within the following determination period with respect to the Plan Year [check one]:
[Plan Sec. 2.53(b)]
		a.	☒	The Plan Year.
		b.	☐	The calendar year that ends with or within the Plan Year. In the case of a Participant hired during such calendar year, Recognized Earnings are amounts that are paid to the Participant within ... [check one]:

				i.	☐	such calendar year.
				ii.	☐	the Plan Year.

		c.	☐	The 12-month period that ends each [month, day] within the Plan Year. In the case of a Participant hired during such 12-month period, Recognized Earnings are amounts that are paid to the Participant within ... [check one]:

				i.	☐	such 12-month period.
				ii.	☐	the Plan Year.

		2.2	Recognized Earnings includes only amounts paid while an Active Participant in the case of Employee Pre-Tax and After-Tax Contributions, Employer Safe-Harbor, Regular and Qualified Matching Contributions and also the following contributions [check each that applies]:

		a.	☐	Employer Safe-Harbor Profit Sharing Contributions.
		b.	☐	Employer Regular Profit Sharing Contributions.
		c.	☐	Employer Qualified Profit Sharing Contributions.

3.	Specific Exclusions: [Plan Sec. 2.53(c) & (d)]	3.1	Recognized Earnings does not include the following amounts [check as many as you wish to exclude]: [NOTE: If Employer Regular Profit Sharing Contributions are made or allocated under an integrated formula the following exclusions do not apply for purposes of determining or allocating the Employer Regular Profit Sharing Contribution.]

		a.	☐	Amounts in excess of $ . [NOTE: The amount that may be taken into account for a Plan Year is already limited under Code section 401(a)(17). Include an amount here only if a limit less than the otherwise applicable limit is intended.]
		b.	☐	Bonuses.
		c.	☐	Commissions.
		d.	☐	Overtime. [NOTE: Excluding overtime payments with respect to certain contribution types may raise issues under the Wage and Hour Laws.]
		e.	☐	Compensation paid in a form other than cash.
		f.	☐	Elective Deferrals and amounts that are excluded from income under Code section 125, but such amounts are excluded only for purposes of determining Employer Safe-Harbor, Regular and Qualified Profit Sharing Contributions.
		g.	☐	Other [specify]: .

The above exclusions shall apply ... [check one]:

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				i. ☐	for any purpose under the Plan (except as expressly provided otherwise above or elsewhere in the Plan).
				ii. ☐	for purposes of determining Employer Safe-Harbor, Regular and Qualified Profit Sharing Contributions.
				iii. ☐	for purposes of [specify]: .

4.	Imputed Earnings While Disabled: [Plan Sec. 2.53(e)]	4.1	Recognized Earnings shall be imputed to a Participant during periods of total disability (as defined in Code section 22(e)(3)) for purposes of the following types of contributions [check as many as apply]:
		a.	☐	Employee Pre-Tax Contributions.
		b.	☐	Employer Regular Matching Contributions.
		c.	☐	Employer Regular Profit Sharing Contributions.

E.	Employee Pre-Tax Contributions

1.	Employee Pre-Tax Contributions:	1.1	Will Employee Pre-Tax Contributions be allowed under the Plan? [check one]:
	[Plan Sec. 4.1]	a.	☒	Yes.
		b.	☐	No. [If not allowed, skip to Item F.]

2.	Age and Service Requirements: [Plan Sec. 3.1]	2.1	The following age requirement must be met for an Employee to become an Active Participant in the Employee Pre-Tax Component of the Plan [check one]:
		a.	☐	There is no age requirement.
		b.	☒	The Employee must have attained age 18 [21 or less].

		2.2	The following service requirement must be met for an Employee to become an Active Participant in the Employee Pre-Tax Component of the Plan [check one]:

		a.	☐	There is no service requirement.
		b.	☐	The Employee must have completed one year of Service.
		c.	☒	The Employee must have completed two [not more than 12] months of elapsed time Service. [NOTE: If this option is selected, the elapsed time option must be selected in Item C, Sec. 3.1.]

3.	Entry Dates: [Plan Sec. 2.22]	3.1	The following are Entry Dates for the Employee Pre-Tax Component of the Plan [check one]:

		a.	☐	The first day of each Plan Year. [NOTE: This option is permitted only if the service requirement does not exceed 6 months and the age requirement does not exceed 20½.]
		b.	☐	The first day of each Plan Year and the first day of the seventh month of each Plan Year (or, for a 52/53 week Plan Year, the first day of the week nearest to the mid-point of such Plan Year).
		c.	☐	The first day of each quarter of the Plan Year.
		d.	☒	The first day of each calendar month.
		e.	☐	The first day of each payroll period.
		f.	☐	The Employee’s Service Commencement Date.

[NOTE: The applicable Entry Date is the date specified above after the Employee has satisfied the age and service requirements.]

4.	Pay Reduction Contributions -	4.1	Employee Pre-Tax Contributions are permitted by means of pay reduction [check (a) and/or (b), or (c)]:
	Minimums/ Maximums:	a.	☒	In any whole percentage, subject to the following minimum and

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	[Plan Sec. 4.1(a)]			maximum [complete either or both]:

				i.	☒	Minimum: 1% of Recognized Earnings per payroll period.
				ii.	☒	Maximum [complete]:

						A.	15% of Recognized Earnings per payroll period with respect to any Participant other than a Highly Compensated Employee.
						B.	15% [not to exceed the percentage in A] of Recognized Earnings per payroll period with respect to any Highly Compensated Employee.

		b.	☐	In any whole dollar amount, subject to the following minimum and maximum [complete either or both]:

				i.	☐	Minimum: $ per payroll period.
				ii.	☐	Maximum: $ per payroll period.

		c.	☐	In such percentage or amount as will be established by written action of the Lead Employer taken prior to the first day of the Plan Year.

[NOTE: If an Employer Safe-Harbor Matching Contribution is to be made, the maximum under (a), (b) or (c) above, for a Participant who is not a Highly Compensated Employee must be at least sufficient to allow the Participant to receive the maximum Employer Safe-Harbor Matching Contribution.]

	Negative election	4.2	A Participant will be deemed to have elected the following pay reduction upon initial entry into the Employee Pre-Tax Component of the Plan, unless he/she affirmatively elects a different amount or percentage or elects not to receive Employee Pre-Tax Contributions [check one]:

		a.	☒	N/A – the negative election provision does not apply.
		b.	☐	% of Recognized Earnings per payroll period.
		c.	☐	$ per payroll period.

This negative election provision will be effective as of [month, day, year] with respect to individuals who become Active Participants in the Employee Pre-Tax Component on or after that date. The provision .... [check one]

				i.	☐	will
				ii.	☐	will not

...also apply effective as of that date to each then current Active Participant in the Employee Pre-Tax Component.

5.	Pay Reduction Agreements: [Plan Sec. 4.1(a)]	5.1	The initial pay reduction agreement filed by a Participant may be effective as soon as administratively practicable after the initial Entry Date, and thereafter may be modified (or a salary reduction agreement may be effective for a Participant who has not previously filed one) effective as soon as administratively practicable after [check one]:

		a.	☐	Any Entry Date.
		b.	☐	The first day of any Plan Year or the first day of the seventh month of any Plan Year.
		c.	☒	The first day of any Plan Year quarter.
		d.	☐	The first day of any month.
		e.	☐	The date the election is filed.

		5.2	A pay reduction agreement may be revoked effective as soon as

10	AA1

administratively practicable after [check one]:

		a.	☐	Any Entry Date.
		b.	☐	The first day of any Plan Year or the first day of the seventh month of any Plan Year.
		c.	☐	The first day of any Plan Year quarter.
		d.	☐	The first day of any month.
		e.	☒	The date the election is filed.

		5.3	If revoked, a pay reduction agreement may be reinstated effective as soon as administratively practicable after [check one]:

		a.	☐	Any Entry Date.
		b.	☐	The first day of any Plan Year or the first day of the seventh month of any Plan Year.
		c.	☐	The first day of any Plan Year.
		d.	☒	The first day of any Plan Year quarter.
		e.	☐	The first day of any month.
		f.	☐	The date the election is filed.

6.	Cash or Deferred Option: [Plan Sec. 4.1(b)]	6.1	A general pay reduction agreement will not apply to the following amounts, but a cash or deferred option is available with respect thereto [check one]:
		a.	☒	N/A.
		b.	☐	Bonuses designated as eligible for this election by the Lead Employer.
		c.	☐	Payments in lieu of accrued by unused vacation.
		d.	☐	Other: [specify] .

		6.2	The contributions made pursuant to this cash or deferred option may not exceed the following [check one]:

		a.	☐	% of Recognized Earnings for the Plan Year.
		b.	☐	% of the designated payments subject to the cash or deferred option.
		c.	☐	$ .
		d.	☐	Other: [specify] .

		6.3	The contributions made pursuant to this cash or deferred option ... [check one]:

		a.	☐	are
		b.	☐	are not

... eligible for Employer Regular Matching Contributions. [Note: If Employer Safe-Harbor Matching Contributions are made, the contributions made pursuant to this cash or deferred option are eligible for such Employer Safe-Harbor Matching Contributions.]

7.	Catch-Up	7.1	An Active Participant ... [check one]:
Contributions:
	[Plan Sec. 4.1(h)]	a.	☐	may
		b.	☒	may not

... enter into a special pay reduction agreement to make additional Employee Pre-Tax Contributions in an amount equal to % of Recognized Earnings for any or all of the payroll periods ending in the final month of the Plan Year.

11	AA1

F. Employee After-Tax Contributions

1.	Employee After-Tax Contributions: [Plan Sec. 4.2]	1.1	Will Employee After-Tax Contributions be allowed under the Plan? [check one]:
		a.	☐	Yes.
		b.	☒	No. [If not allowed, skip to Item G.]

2.	Eligibility Requirements/Entry Date: [Plan Sec. 3.1]	2.1	Covered Employment, the entry requirements, and the Entry Dates for the Employee After-Tax Component of the Plan are the same as for [check one]:
		a.	☐	The Employee Pre-Tax Component.
		b.	☐	The Employer Regular Matching Component.
		c.	☐	The Employer Regular Profit Sharing Component.

3.	After-Tax Contributions - Minimums/	3.1	An Active Participant will be permitted to make Employee After-Tax Contributions [check (a) and/or (b), or (c)]:
	Maximums: [Plan Sec. 4.2]	a.	☐	In any whole percentage, subject to the following minimum and maximum [check either or both]:

				i.	☐	Minimum: % of Recognized Earnings per payroll period.
				ii.	☐	Maximum [complete]:

						A.	% of Recognized Earnings per payroll period with respect to any Participant other than a Highly Compensated Employee.
						B.	% [not to exceed the percentage in A] of Recognized Earnings per payroll period with respect to any Highly Compensated Employee.

		b.	☐	In any whole dollar amount, subject to the following minimum and maximum [check either or both]:

				i.	☐	Minimum: $ per payroll period.
				ii.	☐	Maximum: $ per payroll period.

		c.	☐	In such percentage or amount as will be established by written action of the Lead Employer taken prior to the first day of the Plan Year.

	Thrift-Plan option	3.2	An Active Participant will be required to make Employee After-Tax Contributions equal to [check one, if applicable]:

		a.	☐	% of Recognized Earnings per payroll period.
		b.	☐	The percentage, not less than %, of Recognized Earnings per payroll period that is selected by the Participant upon his/her enrollment in the Employee After-Tax Component.

		3.3	The Employee Pre-Tax and After-Tax Contributions of a Participant in combination may not exceed [check one, if applicable]:

		a.	☐	% of Recognized Earnings per payroll period.
		b.	☐	$ per payroll period.

12	AA1

G. Employer Safe-Harbor Contributions

1.	Employer Safe-Harbor Contributions: [Plan Sec. ]	1.1	Will Employer Safe-Harbor Contributions be made under the Plan? [check one]:
		a.	☐	Yes.
		b.	☒	No, but Safe-Harbor Contributions will be made under the following plan [select one and complete as appropriate]:

				i.	☒	N/A – such contributions will not be made under any other plan.
				ii.	☐	Plan Name [specify]: .

[If not allowed, skip to Item H.]

2.	Employer Safe- Harbor Matching Contributions	2.1	Will Employer Safe-Harbor Matching Contributions be made under the Plan? [check one]:
[Plan Sec. 5.2]
	401(k)/401(m) Safe Harbor	a.	☐	Yes, Employer Safe-Harbor Matching Contributions will be made on behalf of each Employee who is eligible to make Employee Pre-Tax Contributions under the Safe-Harbor Plan during the Plan Year in an amount equal to [complete]:

	A		B

Of the Employee Pre-Tax
Contributions for payroll
periods ending within the
	The Employer Safe-		Plan Year (expressed as a
	Harbor Matching		percentage of Recognized
	Contribution will be:		Earnings):

1	100%	of the first:	_______%
[not less than 3%
or more than 6%]

2	_______%	of the next:	_______%
	[not less than 50% if B1		[not less than 5%, or more
	is less than 4%]		than 6%, minus the percent in
B1]

3	_______%	of the next:	_______%
[not more than 6% minus the
sum of the percents in B1 and
B2]

[NOTE: If the 401(k)/401(m) Safe-Harbor is selected: (i) Employer Regular and Qualified Matching Contributions are not permitted on Employee Pre-Tax or After- Tax Contribution in excess of 6% of Recognized Earnings, and (ii) Employee After- Tax Contributions nonetheless remain subject to the Average Contribution Percentage Test of Code § 401(m).]

401(k) Safe-Harbor	b.	☐	Yes, Employer Safe-Harbor Matching Contributions will be made on behalf of each Employee who is eligible to make Employee Pre-Tax Contributions under the Safe-Harbor Plan during the Plan Year in an amount equal to [complete]:

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	A		B

Of the Employee Pre-Tax
Contributions for payroll
periods ending within the
	The Employer Safe-		Plan Year (expressed as a
	Harbor Matching		percentage of Recognized
	Contribution will be:		Earnings):

1	100%	of the first:	_______%
[not less than 3%]

2	_______%	of the next:	_______%
	[not less than 50% if		[not less than 5% minus the
	B1 is less than 4%]		percent in B1]

3	_______%	of the next:	_______%

4	_______%	of the next:	_______%

5	_______%	of the next:	_______%

		c.	☐	No.

[NOTE: When expressing Employee Pre-Tax Contributions as a percentage of Recognized Earnings for purposes of applying the formulas in (a) or (b), above, items otherwise excluded from Recognized Earnings under Item D, Sec. 3.1, for purposes of Employee Pre-Tax Contributions will be added back to Recognized Earnings.]

3.	Employer Safe- Harbor Profit Sharing Contributions:	3.1	Will Employer Safe-Harbor Profit Sharing Contributions be made under the Plan? [check one]:
	[Plan Sec. ]	a.	☐	Yes. Employer Safe-Harbor Profit Sharing Contributions will be made on behalf of each Employee who is eligible to make Employee Pre-Tax Contributions under the Safe-Harbor Plan during the Plan Year in an amount equal to % [not less than 3%] of his/her Recognized Earnings for the Plan Year.
		b.	☐	No.

4.	Safe-Harbor Plan: [Plan Sec. ]	4.1	The Safe-Harbor Plan is ... [check either or both]:
		a.	☐	This Plan.
		b.	☐	The following plan [specify]: . Any Employee who is eligible to make an Employee Pre-Tax Contribution under such plan will be deemed to be in Covered Employment with respect to the Employer Safe-Harbor Profit Sharing Component of this Plan. [NOTE: Such plan must specifically (by name) reference this Plan as the plan under which safe- harbor contributions will be made. Also, effective for plan years beginning on or after January 1, 2000, the plan year of such plan must be the same as the Plan Year of this Plan ]

H. Employer Regular Matching Contributions

1.	Employer Regular Matching Contributions:	1.1	Will Employer Regular Matching Contributions be made under the Plan? [check one]:
	[Plan Sec. 5.1]	a.	☒	Yes.
		b.	☐	No. [If not allowed, skip to Item I.]

14	AA1

2.	Age and Service Requirements: [Plan Sec. 3.1]	2.1	The following age requirement must be met for an Employee to become an Active Participant in the Employer Regular Matching Component of the Plan [check one]:
		a.	☐	There is no age requirement.
		b.	☒	The Employee must have attained age 18 [21 or less].

		2.2	The following service requirement must be met for an Employee to become an Active Participant in the Employer Regular Matching Component of the Plan [check one]:

		a.	☐	There is no service requirement.
NOTE: If more than one year of Service is required for		b.	☐	The Employee must have completed ☐ one year ☐ two years of Service.
eligibility, the Plan must provide for full and immediate vesting		c.	☒	The Employee must have completed two [not more than 24] months of elapsed time Service. [NOTE: If this option is elected, the elapsed time option must be elected in Item C, Sec. 3.1.]

3.	Entry Dates: [Plan Sec. 2.22]	3.1	The following are Entry Dates for the Employer Regular Matching Component of the Plan [check one]:

		a.	☐	The first day of each Plan Year. [NOTE: This option is permitted only if the Service requirement does not exceed 6 months and the age requirement does not exceed 20½.]
		b.	☐	The first day of each Plan Year and the first day of the seventh month of each Plan Year (or, for a 52/53 week, Plan Year, the first day of the week nearest to the mid-point of such Plan Year).
		c.	☐	The first day of each quarter of the Plan Year.
		d.	☒	The first day of each calendar month.
		e.	☐	The first day of each payroll period.
		f.	☐	The Employee’s Service Commencement Date.

[NOTE: The applicable Entry Date is the date specified above after the Employee has satisfied the age and Service requirements.]

4.	Excluded Employee Classes: [Plan Sec. 2.14]	4.1	Covered Employment with respect to the Employer Regular Matching Component of the Plan does not include service in any of the following service categories (in addition to the generally applicable exclusions) [check as many as desired]:

		a.	☐	Employees who are employed on prevailing wage projects specified on the Prevailing Wage Schedule attached to this Adoption Agreement.
		b.	☐	Highly Compensated Employees.
		c.	☐	Other [specify]: .

15	AA1

5.	Match Eligible Contributions: [Plan Sec. 2.36]	5.1	The Match Eligible Contributions under the Plan are as follows [check as many as desired]:
		a.	☒	Employee Pre-Tax Contributions made under this Plan (except as provided in Item E, Sec. 6.3).
		b.	☐	Employee After-Tax Contributions made under this Plan.
		c.	☐	Employee Pre-Tax Contributions made under the following plan [specify]: .

		5.2	The Match Eligible Contributions under the Plan ... [check one]:

		a.	☐	do
		b.	☒	do not

... include Employee Pre-Tax or After-Tax Contributions that are withdrawn by the Participant during the Matching Contribution Period.

6.	Matching Formula: [Plan Sec. 5.1(a) & (b)]	6.1	A Participant’s Match Eligible Contributions will be matched in accordance with the following formula [check one]:
		a.	☐	The Employer Regular Matching Contributions will be based on the following schedule [complete as desired]:

	A		B

Of the Match Eligible
Contributions for
payroll periods ending
within the Plan Year
	The Employer Regular		(expressed as a
	Matching		percentage of
	Contribution will be:		Recognized Earnings):

1	____%	of the first:	____%
2	____%	of the next:	____%
3	____%	of the next:	____%
4	____%	of the next:	____%
5	____%	of the next:	____%

The Employer Regular Matching Contribution ... [check one]:

i.	☐	is not contingent on Net Profits.
ii.	☐	is contingent on ... [check one]:

A.	☐	current (for the fiscal year ending with or within the Plan Year)
B.	☐	accumulated

... Net Profits of the Participating Employers, determined under the following standard [check one and complete]:

C.	☐	GAAP, determined ☐ before ☐ after the payment of discretionary bonuses.
D.	☐	Other [specify]: .

16	AA1

The Lead Employer ... [check one]:

iii.	☐	does
iv.	☐	does not

... have the discretion to direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the Match Eligible Contributions of each eligible Participant that do not exceed % of his/her Recognized Earnings for the Plan Year.

b.	☐	The Employer Regular Matching Contributions will be based on the following schedule [complete as desired]:

	A		B

Of the Match Eligible
	The Employer Regular		Contributions for
	Matching		payroll periods ending
	Contribution will be:		within the Plan Year

1	____%	of the first:	$____.
2	____%	of the next:	$____.
3	____%	of the next:	$____.
4	____%	of the next:	$____.

The Employer Regular Matching Contribution ... [check one]:

i.	☐	is not contingent on Net Profits.
ii.	☐	is contingent on ... [check one]:

A.	☐	current (for the fiscal year ending with or within the Plan Year)
B.	☐	accumulated

... Net Profits of the Participating Employers, determined under the following standard [check one and complete]:

C.	☐	GAAP, determined ☐ before ☐ after the payment of discretionary bonuses.
D.	☐	Other [specify]: .

The Lead Employer ... [check one]:

iii.	☐	does
iv.	☐	does not

... have the discretion to direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the Match Eligible Contributions of each eligible Participant that do not exceed % of his/her Recognized Earnings for the Plan Year.

c.	☐	The Employer Regular Matching Contribution will be based on the following schedule [complete as desired]:

17	AA1

	A	B

	The Employer Regular	For Participants with
	Matching	the following number
	Contribution will be:	of Years of Service.

1	_________%	_________yrs
2	_________%	_________yrs
3	_________%	_________yrs
4	_________%	_________yrs
5	_________%	_________yrs

The Employer Regular Matching Contribution ... [check one]:

i.	☐	is not contingent on Net Profits.
ii.	☐	is contingent on ... [check one]:

A.	☐	current (for the fiscal year ending with or within the Plan Year)
B.	☐	accumulated

... Net Profits of the Participating Employers, determined under the following standard [check one and complete]:

C.	☐	GAAP, determined ☐ before ☐ after the payment of discretionary bonuses.
D.	☐	Other [specify]: .

The Lead Employer ... [check one]:

iii.	☐	does
iv.	☐	does not

... have the discretion to direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the Match Eligible Contributions of each eligible Participant that do not exceed % of his/her Recognized Earnings for the Plan Year.

d.	☒	The Employer Regular Matching Contribution will be a discretionary amount.

By written action taken prior to the first day of the Matching Contribution Period, the Lead Employer may specify that Employer Regular Matching Contributions will be made for such period in accordance with a schedule that conforms with a schedule specified in either (a) or (b), above. Otherwise, the Employer Regular Matching Contribution made to the Plan will be allocated in accordance with the following schedule [check one]:

i.	☒	The following schedule [complete]:

18	AA1

	A	B

Will be allocated in
proportion to Match
Eligible
Contributions
	The following	that do not exceed
	percent of the	the following percent
	Employer Regular	of Recognized
	Matching Eligible	Earnings for payroll
	Contribution for the	periods ending
	Matching	within the Matching
	Contribution Period:	Contribution Period

1	100%	6%
2	____ %	____ %
[less than (B1)]
3	____ %	____ %
[less than (B2)]
Total = 100%

[NOTE: The steps in the allocation formula provide cumulative contributions at lower deferral levels.]

ii.	☐	The following schedule [complete]:

	A	B

Will be allocated in
proportion to Match
Eligible
Contributions
	The following	representing the
	portion of the	following percent
	Employer Regular	of Recognized
	Matching	Earnings for payroll
	Contributions for	periods ending
	the Matching	within the Matching
	Contribution Period:	Contribution Period:

1	The first: $______.	__________%
2	The next: $______.	__________%
[less than (B1)]
3	The remainder	__________%
[less than (B2)]

[NOTE: The steps in the allocation formula provide cumulative contributions at lower deferral levels.]

Multiple Formulas	e.	☐	Different formulas apply to different service categories or contribution types, as specified in the Matching Contribution Schedule attached to this Adoption Agreement.

19	AA1

7.	Matching Contribution Period: [Plan Sec. 5.1(a) & (b)]	7.1	Employer Regular Matching Contributions will be determined by reference to the Match Eligible Contributions and Recognized Earnings of the Participant with respect to each of the following Matching Contribution Periods [check one]:
		a.	☐ Each payroll period.
		b.	☐ Each calendar month, based on payroll periods ending within the month.
		c.	☐ Each Plan Year quarter, based on payroll periods ending within the quarter.
		d.	☐ Each Plan Year half, based on payroll periods ending within the half.
		e.	☒ Each Plan Year, based on payroll periods ending within the Plan Year.
		f.	☐ Other [specify]: .

[NOTE: If Employer Regular Matching Contributions are contingent on Net Profits, the Matching Contribution Period must be the Plan Year.]

True-Up Match	7.2	If Employer Regular Matching Contributions are determined by reference to a period less than a Plan Year, will such contributions be recalculated by reference to the Match Eligible Contributions and Recognized Earnings for the Plan Year and be “trued up” accordingly? [check one]:

	a.	☐	No.
	b.	☐	Yes, with respect to all Participants (regardless of whether they are Employees on the last day of the Plan Year).
	c.	☐	Yes, but only with respect to Participants who are Employees on the last day of the Plan Year or whose Termination of Service occurs during the Plan Year for one of the following reasons [check as many as desired]:

i.	☐	The Participant died
ii.	☐	The Participant became disabled, which means that:

A.	☐	The Participant meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.
B.	☐	The Participant has been determined to be disabled for purposes of Social Security.
C.	☐	The Participant is permanently unable to perform the normal duties of his/her job with the Participating Employer.
D.	☐	The Participant is permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

iii.	☐	The Participant retired after reaching age [Normal Retirement Age or less].
iv.	☐	Other [specify]: .

8.	Requirements to Receive Employer Regular Matching	8.1	To receive Employer Regular Matching Contributions for a Matching Contribution Period, must a Participant be an Employee on the last day of the period? [check one]:
	Contributions:	a.	☐	No.
	[Plan Sec. 5.1(a) &	b.	☐	Yes, under all circumstances.
	(b)]	c.	☒	Yes, except in the case of a Participant whose Termination of Service occurs during the period for one of the following reasons [check as many as desired]:

i.	☒	The Participant died.
ii.	☒	The Participant became disabled, which means that:

20	AA1

						A.	☐	The Participant meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.
						B.	☐	The Participant has been determined to be disabled for purposes of Social Security.
						C.	☐	The Participant is permanently unable to perform the normal duties of his/her job with the Participating Employer.
						D.	☒	The Participant is permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

				iii.	☒	The Participant retired after reaching age 65 [Normal Retirement Age or less].
				iv.	☐	Other [specify]: .

		8.2	To receive Employer Regular Matching Contributions for a Matching Contribution Period, must a Participant have completed a minimum number of Hours of Service during the period? [check one]:

		a.	☐	No.
		b.	☐	Yes, the Participant must have at least [not more than 1,000] Hours of Service under all circumstances.
		c.	☒	Yes, the Participant must have completed at least 1000 [not more than 1,000] Hours of Service except in the case of a Participant whose Termination of Service occurs during the period for one of the following reasons [check as many as desired]:

				i.	☒	The Participant died.
				ii.	☒	The Participant became disabled, which means that:

						A.	☐	The Participant meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.
						B.	☐	The Participant has been determined to be disabled for purposes of Social Security.
						C.	☐	The Participant is permanently unable to perform the normal duties of his/her job with the Participating Employer.
						D.	☒	The Participant is permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

				iii.	☒	The Participant retired after reaching age 65 [Normal Retirement Age or less].
				iv.	☐	Other [specify]: .

[NOTE: If the Matching Contribution Period is less than a full Plan Year, or in the event of a short Plan Year, the minimum number of Hours of Service required above shall be proportionately reduced.]

9.	Minimums and maximums: [Plan Sec. 5.1(c)]	9.1	The minimum Employer Regular Matching Contribution any Participant who has Match Eligible Contributions can receive for any Plan Year is [check one]:
		a.	☒	No minimum.
		b.	☐	$ .

21	AA1

		c.	☐	% of Recognized Earnings for the Plan Year.
		d.	☐	Other [specify]: .

		9.2	The maximum Employer Regular Matching Contribution that any Participant can receive for any Plan Year is [check one]:

		a.	☒	No maximum.
		b. .	☐	$ .
		c.	☐	% of Recognized Earnings for the Plan Year.
		d.	☐	Other [specify]: .
[NOTE: A separate maximum need be specified only if it is less than the maximum otherwise resulting from the applicable matching schedule.]

10.	Vesting Schedule for Employer Regular Matching Contribution Accounts: [Plan Sec. 11.2(c)]	10.1	The following vesting schedule applies to Employer Regular Matching Contribution Accounts [check one]:
		a.	☐	A Participant’s vested percentage will at all times be 100%.
		b.	☐	A Participant’s vested percentage will be determined under the following schedule [complete as desired]:

Years of	Vested
Service	Percentage

0	0%
1	—%
2	—%
3	—%	[20% or more]
4	—%	[40% or more]
5	—%	[60% or more]
6	—%	[80% or more]
7 or more	100%

c.	☒	A Participant’s vested percentage will be determined under the following schedule [complete as desired]:

Years of	Vested
Service	Percentage

0	0%
1	20%
2	40%
3	60%
4	80%
5 or more	100%

11.	Treatment of Forfeitures:	11.1	Forfeitures attributable to Employer Regular Matching Contribution Accounts will be [check one]:
	[Plan Sec. 5.1(f)]	a.	☐	N/A – the Plan provides for full and immediate vesting of Employer Regular Matching Contribution Accounts.
		b.	☐	Applied to pay administrative expenses of the Plan. Any amounts remaining after the payment of expenses will be [check one]:
				i.	☐	Applied as a credit against ... [check either or both]:

						A.	☐	Employer Safe-Harbor or Regular Matching Contributions
						B.	☐	Employer Safe-Harbor or Regular Profit Sharing Contributions

                                                                      ... made after the Forfeiture.

22	AA1

				ii.	☐	Allocated in the same manner as the Employer Regular Matching Contribution for the Plan Year of the Forfeiture.
				iii.	☐	Allocated in the same manner as the Employer Safe-Harbor or Regular Profit Sharing Contribution for the Plan Year of the Forfeiture.

		c.	☒	Applied as a credit against ... [check either or both]:
				i.	☒	Employer Safe-Harbor or Regular Matching Contributions
				ii.	☐	Employer Safe-Harbor or Regular Profit Sharing Contributions

		d.	☐	Allocated in the same manner as the Employer Regular Matching Contribution for the Plan Year of the Forfeiture.
		e.	☐	Allocated in the same manner as the Employer Safe-Harbor or Regular Profit Sharing Contribution for the Plan Year of the Forfeiture.

l. Employer Regular Profit Sharing Contributions

1.	Profit Sharing Contributions: [Plan Sec. 6.1]	1.1	Will Employer Regular Profit Sharing Contributions be made under the Plan [check one]:
		a.	☐	Yes.
		b.	☒	No. [If not allowed, skip to Item J.]

2.	Age and Service Requirements: [Plan Sec. 3.1]	2.1	The following age requirement must be met for an Employee to become an Active Participant in the Employer Regular Profit Sharing Component of the Plan [check one]:

		a.	☐	There is no age requirement.
		b.	☐	The Employee must have attained age [21 or less] .

	NOTE: If more than one year of Service is required for eligibility, the Plan must provide for full and immediate vesting.	2.2	The following service requirement must be met for an Employee to become an Active Participant in the Employer Regular Profit Sharing Component of the Plan [check one]:
		a.	☐	There is no service requirement.
		b.	☐	The Employee must have completed ☐ one year ☐ two years of Service.
		c.	☐	The Employee must have completed [not more than 24] months of elapsed time Service. [NOTE: If this option is elected, the elapsed time option must be elected in Item C.3.]

3.	Entry Dates: [Plan Sec. 2.22]	3.1	The following are Entry Dates for the Employer Regular Profit Sharing Component of the Plan [check one]:
		a.	☐	The first day of each Plan Year. [NOTE: This option is permitted only if the Service requirement does not exceed 6 months and the age requirement does not exceed 20½.]
		b.	☐	The first day of each Plan Year and the first day of the seventh month of each Plan Year (or, for a 52/53 week Plan Year, the first day of the week nearest to the mid-point of such Plan Year).
		c.	☐	The first day of each quarter of the Plan Year.
		d.	☐	The first day of each calendar month.
		e.	☐	The first day of each payroll period.
		f.	☐	The Employee’s Service Commencement Date.

[NOTE: If one of the above boxes is checked, the applicable Entry Date is the date specified above after the Employee has satisfied the age and Service requirements.

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If one of the following boxes is checked, the Entry Date is or may be retroactive.]

		g.	☐	The first day of the Plan Year in which the Employee satisfies the applicable age and service requirements.
		h.	☐	The first day of the Plan Year nearest to the date on which the Employee satisfies the applicable age and service requirements.

4.	Excluded Employee Classes: [Plan Sec. 2.14]	4.1	Covered Employment with respect to the Employer Regular Profit Sharing Component of the Plan does not include service in any of the following service categories (in addition to the generally applicable exclusions) [check as many as desired]:

		a.	☐	Employees who are employed on prevailing wage projects as specified on the Prevailing Wage Schedule attached to this Adoption Agreement.
		b.	☐	Highly Compensated Employees.
		c.	☐	Other [specify]: .

5.	Contribution/ Allocation Formula: [Plan Sec. 6.1(a) & (b)]	5.1	Employer Regular Profit Sharing Contributions will be determined as follows [check one of (a) through (e), and (f) if applicable, but do not use an integrated formula if any Controlled Group Member maintains any other plan that is integrated and that covers any of the same Participants]:

	Non-Integrated Fixed Formula (non-discretionary)	a.	☐	The following amount will be contributed each Plan Year on behalf of each eligible Participant [check one]:
				i.	☐	$ .
				ii	☐	$ for each Hour of Service during the Plan Year.
				iii.	☐	% of Recognized Earnings for the Plan Year [not to exceed 15%].

The Employer Regular Profit Sharing Contribution ... [check one]:

				iv.	☐	is not contingent on Net Profits.
				v.	☐	is contingent on ... [check one]:

						A.	☐	current (for the fiscal year ending with or within the Plan Year)
						B.	☐	accumulated

... Net Profits of the Participating Employers, determined under the following standard [check one and complete]:

						C.	☐	GAAP, determined ☐ before ☐ after the payment of discretionary bonuses.
						D.	☐	Other [specify]: .

The Lead Employer ... [check one]:

				vi.	☐	does
				vii.	☐	does not

... have the discretion to direct that an additional Employer Regular Profit Sharing Contribution be made for a Plan Year which, if made, will be allocated in proportion to the Recognized Earnings of each eligible Participant for the Plan Year.

	Non-Integrated Variable Formula (discretionary or non-discretionary)	b.	☐	The Employer Regular Profit Sharing Contribution for each Plan Year will be determined as follows and will be allocated among the eligible Participants based on their Recognized Earnings for the Plan Year according to the nonintegrated formula in Plan Sec. 6(b)(1):

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			i.	☐	The contribution amount is discretionary with the Lead Employer.
			ii.	☐	The contribution amount is % of ... [check one]:
					A.	☐	current (for the fiscal year ending with or within the Plan Year)
					B.	☐	accumulated

... Net Profits of the Participating Employers, determined under the following standard [check one and complete]:
					C.	☐	GAAP, determined ☐ before ☐ after the payment of discretionary bonuses,
					D.	☐	Other [specify]: .

Integrated Fixed Formula (non-discretionary)	c.	☐	The following amount will be contributed each Plan Year on behalf of each eligible Participant [complete]:
			i.		% of Recognized Earnings for the Plan Year, plus
			ii.		% of Recognized Earnings for the Plan Year in excess of the Integration Level [the second percentage may not exceed the lesser of the first percentage or the percentage in the table below]:

The maximum percentage is the percentage
determined from the following table:
If the Integration Level is:	The maximum percentage is:

The Taxable Wage Base for the current year (“TWB”)	5.7%

More than 80% of the TWB but less than 100% of the TWB	5.4%

More than 20% of the TWB but not more than 80% of the TWB	4.3%

Less than or equal to 20% of the TWB	5.7%

The Integration Level is [check one]:

iii.	☐	The Taxable Wage Base in effect at the beginning of the Plan Year.
iv.	☐	$ but not to exceed the Taxable Wage Base in effect at the beginning of the Plan Year.
v.	☐	% [not more than 100%] of the Taxable Wage Base in effect at the beginning of the Plan Year ... [select if desired]:

		A.	☐	plus one dollar.

The Employer Regular Profit Sharing Contribution ... [check one]:

vi.	☐	is not contingent on Net Profits.
vii.	☐	is contingent on ... [check one]:

		A.	☐	current (for the fiscal year ending with or within the Plan Year)
		B.	☐	accumulated

... Net Profits of the Participating Employers, determined under the following standard [check one and complete]:
		C.	☐	GAAP, determined ☐ before ☐ after the payment of discretionary bonuses.
		D.	☐	Other [specify]: .

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The Lead Employer ... [check one]:

viii. ☐ does
ix. ☐ does not

.... have the discretion to direct that an additional Employer Regular Profit Sharing Contribution be made for a Plan Year which, if made, will be allocated in proportion to the Recognized Earnings of each eligible Participant for the Plan Year.

Integrated	d.	☐	The Employer Regular Profit Sharing Contribution each Plan Year will
Variable Formula			be determined as follows and will be allocated among the eligible
(discretionary or			Participants using the integrated allocation formula in Plan Sec. 6.1
non-discretionary)			(b)(2) [check one]:

i. ☐ The contribution amount is discretionary with the Lead Employer.
ii. ☐ The contribution amount is % of ... [check one]:
A. ☐ current (for the fiscal year ending with or within the Plan Year)
B. ☐ accumulated

.... Net Profits of the Participating Employers, determined under the following standard [check one and complete]:
C. ☐ GAAP, determined ☐ before ☐ after the payment of discretionary bonuses.
D. ☐ Other [specify]: .

but not to exceed the maximum amount deductible under the Code (or such other limits as may be imposed under the Plan).

iii. ☐ The contribution amount is % [not to exceed 15%] of the aggregate Recognized Earnings of all eligible Participants for the Plan Year.

The integrated allocation formula used will be [check one]:

iv. ☐ The two-step formula.
v. ☐ The three-step formula.
vi. ☐ The four-step formula.

The Integration Level is [check one]:

vii. ☐ The Taxable Wage Base in effect at the beginning of the Plan Year.
viii. ☐ $ but not to exceed the Taxable Wage Base in effect at the beginning of the Plan Year.
ix. ☐ % [not more than 100%] of the Taxable Wage Base in effect at the beginning of the Plan Year ... [select if desired]:

A. ☐ plus one dollar.

Multiple Formulas	e.	☐	Different formulas apply with respect different service categories, as specified in the Profit Sharing Contribution Schedule attached to this Adoption Agreement.

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Prevailing Wage	f.	☐	With respect to [check one]:
Formula

i. ☐ any Active Participant
ii. ☐ any Active Participant who is a Non-Highly Compensated Employee

.... and who is employed on a prevailing wage project listed on the Prevailing Wage Schedule attached to this Adoption Agreement, the contribution is the amount per hour specified on the Prevailing Wage Schedule.

If such a Participant also is eligible for an Employer Regular Profit Sharing Contribution for a Plan Year, will the Employer Regular Profit Sharing Contribution be offset by the Prevailing Wage Contribution? [check one]:

iii.	☐	N/A – there are no Employer Regular Profit Sharing Contributions or Active Participants who are employed on prevailing wage projects are not eligible for Employer Regular Profit Sharing Contributions.

iv.	☐	Yes.

v.	☐	No.

6.	Requirements to Share in Employer Regular Profit Sharing Contributions for a Plan Year: [Plan Sec. 6.1(a) & (b)]	6.1	To share in the Employer Regular Profit Sharing Contribution for a Plan Year, must a Participant be an Employee on the last day of the Plan Year? [check one]:

		a.	☐	No.
		b.	☐	Yes, under all circumstances.
		c.	☐	Yes, except in the case of a Participant whose Termination of Service occurs during the Plan Year for one of the following reasons [check as many as desired]:

i.	☐	The Participant died.
ii.	☐	The Participant became disabled, which means that [check one]:

A.	☐ The Participant meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.
B.	☐ The Participant has been determined to be disabled for purposes of Social Security.
C.	☐ The Participant is permanently unable to perform the normal duties of his/her job with the Participating Employer.
D.	☐ The Participant is permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

iii.	☐	The Participant retired after reaching age [Normal Retirement Age or less].
iv.	☐	Other [specify]: .

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6.2	To share in the Employer Regular Profit Sharing Contribution for a Plan Year, must a Participant have completed a minimum number of Hours of Service during the Plan Year? [check one]:

a.	☐ No.
b.	☐ Yes, the Participant must under all circumstances have at least [not more than 1,000] Hours of Service.
c.	☐ Yes, the Participant must have completed at least [not more than 1,000] Hours of
        Service except in the case of a Participant whose Termination of Service occurs during the Plan Year for one of the following reasons [check as many as desired]:

i. ☐ The Participant died.
ii. ☐ The Participant became disabled, which means that [check one]:

A.	☐	The Participant meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.
B.	☐	The Participant has been determined to be disabled for purposes of Social Security.
C.	☐	The Participant is permanently unable to perform the normal duties of his/her job with the Participating Employer.
D.	☐	The Participant is permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

iii	☐	The Participant retired after reaching age [Normal Retirement Age or less].
iv	☐	Other [specify]: .

[NOTE: In the event of a short Plan Year, the minimum number of Hours of Service required above shall be proportionately reduced.]

7.	Vesting Schedule for Employer Profit	7.1 The following vesting schedule applies to Employer Regular Profit Sharing Contribution Accounts [check one]:
Sharing Accounts:
	[Plan Sec. 11.2(c)]	a. ☐ A Participant’s vested percentage will at all times be 100%.
b. ☐ A Participant’s vested percentage will be determined under the following schedule [complete as desired]:

NOTE: In addition to the “regular” vesting schedule, an appropriate “top-heavy” vesting schedule must be selected in Item R, Sec. 5.1.	Years of Service	Vested Percentage
	0	0%
1%
2%
	3	% [20% or more]
	4	% [40% or more]
	5	% [60% or more]
	6	% [80% or more]
	7 or more	100%

c.	☐	A Participant’s vested percentage will be determined under the following schedule [complete as desired]:

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Years of	Vested
Service	Percentage

0	0%
1	%
2	%
3	%
4	%
5 or more	100%

8.	Treatment of	8.1	Forfeitures attributable to Employer Regular Profit Sharing Contribution
	Forfeitures:		Accounts will be [check one]:
[Plan Sec. 6.1(c)]
		a.	☐ N/A – the Plan provides for full and immediate vesting of Employer Regular Profit Sharing Contribution Accounts.
		b.	☐ Applied to pay administrative expenses of the Plan. Any amounts remaining after payment of expense will be [check one]:

i.	☐	Applied as a credit against ... [check either or both]:

A. ☐ Employer Safe-Harbor or Regular Matching Contributions
B. ☐ Employer Safe-Harbor or Regular Profit Sharing Contributions

... made for periods after the Forfeiture.

ii.	☐	Allocated in the same manner as the Employer Safe-Harbor or Regular Profit Sharing Contribution for the Plan Year of the Forfeiture.

c.	☐	Applied as a credit against ... [check either or both]:

i. ☐ Employer Safe-Harbor or Regular Matching Contributions
ii. ☐ Employer Safe-Harbor or Regular Profit Sharing Contributions

... made after the Forfeiture.

d.	☐	Allocated in the same manner as the Employer Safe-Harbor or Regular Profit Sharing Contribution for the Plan Year of the Forfeiture.

J. Employer Qualified Contributions

1.	Employer Qualified	1.1	Will Employer Qualified Matching Contributions be made under the Plan?
	Matching		[check one]:
	Contributions:
	[Plan Sec. 5.2]	a.	☐ Yes, Employer Qualified Matching Contributions will be made at the discretion of the Lead Employer, to be allocated among [check one]:

i.	☐	Employees who are Active Participants on the last day of the applicable Plan Year and who have Employee Pre-Tax Contributions for such Plan Year.
ii.	☐	Non-Highly Compensated Employees who are Active Participants on the last day of the applicable Plan Year and who have Employee Pre-Tax Contributions for such Plan Year.

[NOTE: The “applicable” Plan Year is the current Plan Year if the current year testing method is used, or the prior Plan Year if the prior year testing method is used.]

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Any Employer Qualified Matching Contributions that are made will be allocated as follows [check one]:

iii. ☐ Allocated in proportion to the Employee Pre-Tax Contributions of each eligible Participant for the applicable Plan Year.
iv. ☐ Allocated as a uniform dollar amount.
v. ☐ Allocated first to the person with the lowest Recognized Earnings for the applicable Plan Year, then to the person with the next lowest Recognized
                  Earnings for the applicable Plan Year, etc. until the applicable test is met, with the allocation to each person limited to the amount permitted under Code section 415.
vi. ☐ Other [specify]:

b.	☒	No.

2.	Employer	2.1	Will Employer Qualified Profit Sharing Contributions be made under the
	Qualified		Plan? [check one]:
	Profit Sharing	a.	☐ Yes, Employer Qualified Profit Sharing Contributions will be made at
	Contributions:		the discretion of the Lead Employer, to be allocated among [check one]:
[Plan Sec. 6.3]

i. ☐ Employees who are Active Participants on the last day of the applicable Plan Year.
ii. ☐ Non-Highly Compensated Employees who are Active Participants on the last day of the applicable Plan Year.

iii. ☐ First to former Employees whose Termination of Service occurred during the applicable Plan Year and who were Non- Highly Compensated Employees prior to Termination of Service, and then, if required, to Non-Highly Compensated
Employees who are Active Participants as of the last day of the applicable Plan Year.

[NOTE: The “applicable” Plan Year is the current Plan Year if the current year testing method is used, or the prior Plan Year if the prior year testing method is used.]

Any Employer Qualified Profit Sharing Contributions that are made will be allocated as follows [check one]:

iv. ☐ Allocated as a uniform percentage of Recognized Earnings for the applicable Plan Year.
v. ☐ Allocated as a uniform dollar amount.
vi. ☐ Allocated first to the person with the lowest Recognized Earnings for the applicable Plan Year, then to the person with the next lowest Recognized Earnings for the applicable Plan Year, etc. until the applicable test is met, with the allocation to each person limited to the amount permitted under Code section 415.
vii. ☐ Other: [specify] .

b.	☒	No.

K. Rollovers and Transfers

1.	Employee Rollover	1.1	Employee Rollover Contributions will be permitted under the following circumstances [check one]:
and Transfer

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Contributions:	a.	☐	Not permitted.
[Plan Sec. 4.4]	b.	☐	Permitted if the Employee is in Covered Employment (but regardless of whether he/she is an Active Participant).
	c.	☒	Permitted if the Employee is an Active Participant in any Component of the Plan.

	1.2	Account Transfers will be permitted or made to this Plan under the following circumstances [check one]:

	a.	☒	Not permitted.
	b.	☐	Permitted if the Employee is in Covered Employment (regardless of whether he/she is an Active Participant).
	c.	☐	Permitted if the Employee is an Active Participant in any Component of the Plan.
	d.	☐	Made at the direction of the Lead Employer from another plan maintained by a Controlled Group Member upon transfer to participation in this Plan. However, such transfer will be made ... [select as desired]:

i.	☐	Only once the account is fully vested under the transferor plan.
ii.	☐	Regardless of whether the account is fully vested under the transferor plan; but the transfer account will become fully vested upon transfer to this Plan.

2.	Form of	2.1	An Employee Rollover or Transfer Contribution will be allowed [check one]:
Contribution:
	[Plan Sec. 4.4 & 4.5]	a.	☒	In cash only.
	[complete only if rollovers or transfers	b.	☐	In cash only, except that an outstanding loan made under a prior employer’s plan will be accepted if the loan is not in default and the transfer satisfies such requirements as may be imposed under the participant loan program (if any) of the Plan.
	allowed]	c.	☐	In cash or in kind (to the extent not prohibited by the Funding Agent).

L.	Retirement Age

1.	Normal Retirement	1.1	The Normal Retirement Age under the Plan is [check one]:
Age:
	[Plan Sec. 2.40]	a.	☒	Age 65 [65 or less].
		b.	☐	The later of age [65 or less] or the [5th or less] anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

M.	Special Vesting Rules

1.	Vesting: [Plan Sec. 11.2(c)]	1.1	Does a vesting schedule apply to either Employer Regular Matching or Regular Profit Sharing Contribution Accounts? [check one]:

		a.	☒	Yes.
		b.	☐	No. [If full vesting, skip to Item N.]

2.	Service Disregarded for Vesting: [Plan Sec. 11.2(f)]	2.1	The following Service will be disregarded for the purpose of determining a Participant’s vested percentage in an Employer Regular Matching or Regular Profit Sharing Contribution Account [check as many as desired]:

		a.	☐	Any Service before the Participant attained the age of [not more than age 18].
		b.	☐	Any Service before any Controlled Group Member or a Predecessor Employer first maintained this Plan (or a predecessor plan).

3.	Special Vesting	3.1	A Participant will be fully vested in an Employer Regular Matching or

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Events:		Regular Profit Sharing Contribution Account if [check as many as desired]:
[Plan Sec. 11.2(a) & (b)]
a.	☐	The Participant has attained age and completed years of Service.
[NOTE: A Participant will in all events be fully vested upon attainment of Normal Retirement Age while employed with a Controlled Group Member.]
	b.	☒	Termination of Service occurs as a result of death.
	c.	☒	Termination of Service occurs as a result of disability, which means that [check one]:

i.	☐	The Participant meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.
ii.	☐	The Participant has been determined to be disabled for purposes of Social Security.
iii.	☐	The Participant is permanently unable to perform the normal duties of his/her job with the Participating Employer.
iv.	☒	The Participant is permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

4.	Forfeitures: [Plan Sec. 11.2(g)]	4.1	The portion of an Employer Regular Matching or Regular Profit Sharing Contribution Account in which a Participant is not vested will become a Forfeiture on the following date [check one]:

		a.	☒	On the earlier of the date the Participant incurs a five-year Break in Service, or the date the Participant receives a full distribution of the vested portion of the Contribution Account (or upon Termination of Service if the Participant is not vested in the Contribution Account).
		b.	☐	On the earlier of the date the Participant incurs a five-year Break in Service, or the last day of the ... [check one]:

i.	☐	Plan Year in which
ii.	☐	first Plan Year after
iii.	☐	second Plan Year after
iv.	☐	third Plan Year after
v.	☐	fourth Plan Year after
vi.	☐	fifth Plan Year after

... the Participant receives a full distribution of the vested portion of the Contribution Account (or upon Termination of Service if the Participant is not vested in the Contribution Account).

5.	Vesting Formula for Partially Vested: [Plan Sec. 11.2(c) & (g)]	5.1	The following formula shall apply to determine the vested portion of a Contribution Account if a partially vested Participant receives a withdrawal from such Contribution Account [check one]:

		a.	☐	P(AB+D)-D
		b.	☒	P[AB+(RxD)]-(RxD)

		5.2	If a partially vested Participant receives a distribution of less than the full vested balance of a Contribution Account after his/her Termination of Service [check one]:

		a.	☐	A proportionate share of the remaining balance of the Contribution Account will become a Forfeiture.
		b.	☒	The formula specified in Sec. 5.1, above, will apply after the distribution to determine the vested portion of the Contribution Account.

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6.	Reinstatement upon Return to Service: [Plan Sec. 11.2(h)]	6.1	A Participant who has a Termination of Service, receives a distribution of the vested portion of a Contribution Account and returns to Covered Employment ... [check one]:
		a.	☒	will
		b.	☐	will not

			... be required to repay the prior distribution in order to have the non-vested portion of the Contribution Account reinstated.

7.	Special Vesting Rules for Life Insurance: [Plan Sec. 10.4(a) & (c)] [complete only if life insurance is allowed as an investment and if a vesting schedule applies to the Contribution Account holding the life insurance policy]	7.1	Will a Participant be fully vested in any value held in the form of (or attributable to) a life insurance policy acquired for his/her Contribution Accounts, notwithstanding any other vesting provision of the Plan? [check one]:

		a.	☐	Yes.
		b.	☐	No – in which case, the following amounts will be treated as a withdrawal or distribution for purposes of applying the formula specified in Sec. 5.1, above (which calculates the vested interest following a withdrawal or distribution from a partially vested Contribution Account) [check one]:
i.	☐	All premiums paid on term life policies (other than unearned premiums returned by the insurance company to the Trustee or Custodian) and, in the case of cash value policies ...
A.	☐	the excess of the premium paid over the cash surrender value.
B.	☐	the PS-58 cost charged to the Participant as a result of the Trustee or Custodian holding such policies.
ii.	☐	None – no amounts relative to any life insurance policy will be treated as a withdrawal or distribution for such purpose.

N.	Employer Securities

1.	Employer Securities: [Plan Sec. 15.15]	1.1	Does the Plan hold Qualifying Employer Securities or Predecessor Employer Securities? [check one]:
		a.	☒	Yes.
		b.	☐	No. [If not allowed, skip to Item O.]

2.	Voting Provisions: [Plan Sec. 15.16]	2.1	A Participant will be allowed to direct the vote on Qualifying Employer Securities credited to his/her Account on the following matters [check one]:

	[complete only if the Plan holds Qualifying Employer Securities]	a. b. c. d.	☒ ☐ ☐ ☐	None – not allowed to direct any vote. Any matter put to the vote of shareholders. Any significant corporate event (as defined in Plan Sec. 15.16(c)). Other [specify]: .

		2.2	Qualifying Employer Securities held in the Plan with respect to which the Participant is not allowed to, or does not, direct the vote will be voted [check one]:

		a.	☒	In the same proportion as the votes cast on Qualifying Employer Securities for which the Participants provide timely direction.
		b.	☐	At the discretion of the Trustee.
		c.	☐	At the discretion of a Named Fiduciary or an Investment Manager designated by the Lead Employer.

3.	Tender Provisions: [Plan Sec. 15.17]	3.1	A Participant will be allowed to direct the hold or sell/exchange decision with respect to Qualifying Employer Securities credited to his/her Account in the following corporate transactions [check one]:

	[complete only if the Plan holds Qualifying	a.	☒	None – not allowed to direct the hold or sell/exchange decision in any

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\

	Employer Securities]			corporate transaction.
		b.	☐	Any tender or exchange offer.
		c.	☐	Any cash or stock offer made in connection with a merger or other corporate transaction.
		d.	☐	Any tender or exchange offer, or any cash or stock offer made in connection with a merger or other corporate transaction.

		3.2	Qualifying Employer Securities held in the Plan with respect to which the Participant is not allowed to, or does not, direct the hold or sell/exchange decision in a corporate transaction, will be held or sold/exchanged as follows [check one]:

		a.	☒	In the same proportion as the Qualifying Employer Securities for which the Participants do provide timely direction.
		b.	☐	At the discretion of the Trustee.
		c.	☐	At the discretion of a Named Fiduciary or an Investment Manager designated by the Lead Employer.
		d.	☐	Will not be sold/exchanged.

4.	In-Kind Distribution Option: [Plan Sec. 13.3(c)]	4.1	The following distributions can be made in the form of Qualifying Employer Securities (to the extent the applicable Contribution Account is then invested in Qualifying Employer Securities) [check as many as desired]:

		a. b.	☒ ☐	None – distributions are not allowed in the form of Qualifying Employer Securities. In-service withdrawals ☐ including ☐ excluding hardship.
		c.	☐	Distributions following Termination of Service.

		4.2	The following distributions can be made in the form of Predecessor Employer Securities (to the extent the applicable Contribution Account is then invested in Predecessor Employer Securities) [check as many as desired]:

		a.	☒	None – distributions are not allowed in the form of Predecessor Employer Securities.
		b.	☐	In-service withdrawals ☐ including ☐ excluding hardship.
		c.	☐	Distributions following Termination of Service.

O.	Valuation Dates

1.	Common Valuation	1.1	The following dates are common Valuation Dates [check one]:
	Dates: [Plan Sec. 2.63]	a.	☐	The last day of the last calendar month ending within the Plan Year.
		b.	☐	The last day of each Plan Year.
		c.	☐	The last day of each Plan Year and the last day of the seventh month of each Plan Year.
		d.	☐	The last day of each quarter of the Plan Year.
		e.	☐	The last day of each calendar month.
		f.	☒	Each day on which trading occurs on the New York Stock Exchange.
		g.	☐	Other [specify]: .
[NOTE: A common Valuation Date is a date on which all assets of the Plan are valued.]

P.	Payment of Benefits

1.	Payment Date for Balances Less Than Cash-Out Amount:	1.1	If a Participant’s benefit is subject to involuntary lump-sum payout after Termination of Service, the payment will be made as soon as practicable after [check one]:
	[Plan Sec. 13.4]	a.	☐	Termination of Service.
		b.	☐	The first day of the month following Termination of Service.

34	AA1

		c.	☒	The first day of the Plan Year quarter following Termination of Service.
		d.	☐	The first day of the Plan Year following Termination of Service.
		e.	☐	Other [specify]: .

2.	Payment Date for Balances of Cash- Out Amount or More:	2.1	If a Participant’s benefit is not subject to involuntary lump-sum payout after Termination of Service, the earliest that the Participant may elect to receive payment is as soon as practicable after [check one]:
	[Plan Sec. 13.3(a)]	a.	☒	Termination of Service.
		b.	☐	The first day of the month following Termination of Service.
		c.	☐	The first day of the Plan Year quarter following Termination of Service.
		d.	☐	The first day of the Plan Year following Termination of Service.
		e.	☐	Attainment of Normal Retirement Age.
		f.	☐	Attainment of age [less than Normal Retirement Age].
		g.	☐	following Termination of Service.
		h.	☐	Other [specify]: .
Payment can be made after Termination of Service and prior to the date specified above under the following circumstances [check either or both]:

i.	☐	If the Participant incurs a financial hardship (as defined in Item Q, Sec. 2.2).
ii.	☐	If the Participant becomes disabled, which means that:

A.	☐	The Participant meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.
B.	☐	The Participant has been determined to be disabled for purposes of Social Security.
C.	☐	The Participant is permanently unable to perform the normal duties of his/her job with the Participating Employer.
D.	☐	The Participant is permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

		2.2	Even if a Participant then remains employed with a Controlled Group Member, a Participant’s benefit will be paid (or payments will commence) as soon as practicable after [check one]:

		a.	☒	N/A - no automatic pay-out.
		b.	☐	Normal Retirement Age.
		c.	☐	Attainment of age [not less than the greater of 62 or Normal Retirement Age].

3.	Cash-Out Amount:	3.1	The amount subject to involuntary cash-out is [check one]:
	[Plan Sec. 13.4]	a.	☐	$3,500.
		b.	☒	$5,000 effective as of the later of [specify date] January 1, 2000 or the first day of the first Plan Year beginning after August 5, 1997; and $3,500 prior to such effective date.
		c.	☐	$ [not more than $5,000].

4.	Payment Forms: [Plan Sec. 13.3(b)]	4.1	The methods of payment permitted under the Plan are [check as many as desired]:

		a.	☒	Lump sum.
NOTE: You generally cannot eliminate payment options that were available under the Plan prior to the effective date		b.	☐	Installments, with the period over which installments may be taken being limited to the following [check one]:

35	AA1

of this Adoption Agreement.	i.	☐	N/A – no limit.
	ii.	☐	years.
	iii.	☐	A number of years equal to ... [check one]:
A. ☐ The life expectancy of the Participant, as determined under Table V in Treas. Reg. Section 1.72-9.
B. ☐ The joint life and last survivor expectancy of the Participant and his/her Beneficiary, as determined under Table VI in Treas. Reg. Section 1.72-9.

	iv.	☐	Other [specify]: .

		c.	☐	Purchase of a period-certain annuity contract.
		d.	☐	Purchase of any type of annuity contract.

5.	Payment Medium:	5.1	The medium of payment permitted with respect to a non-annuity distribution under the Plan is
	[Plan Sec. 13.3(c)]		[check one]:

		a.	☒	Cash only.
		b.	☐	Cash or in-kind.
		c.	☐	Cash only, except that any life insurance contract held on behalf of a Participant under the Plan may be distributed in-kind to the Participant.

[NOTE: Distribution of Qualifying Employer Securities or Predecessor Employer
Securities is governed by Item N, Sec. 4.1.]

6.	Qualified Joint and	6.1	The annuity requirements of the Plan [check one]:
Survivor Annuity
	Requirements: [Plan Sec. 13.6]	a.	☒	Do not apply. [NOTE: This option is not available if a life annuity is an available payment form under the Plan.]
		b.	☐	Apply only to a Participant who elects a life annuity form of payment.
		c.	☐	Apply to all Participants.

7.	Beneficiary:	7.1	The Beneficiary of a Participant shall be the following if a designation of Beneficiary is not
	[Plan Sec. 14.3]		on file [check one]:

		a.	☒ Participant’s Spouse, or if no Surviving Spouse, the Participant’s estate.
		b.	☐ The person or persons surviving in the first of the following classes in which there is a survivor, share and share alike:

i.	Participant’s Spouse.
ii.	Participant’s children, except that if any of those children predeceases the participant but leaves issue surviving ,such issue shall take by right of representation the share their parent would have taken if living.
iii.	Participant’s parents.
iv.	Participant’s brothers and sisters.
v.	Participant’s estate.

c.	☐	Other: Attach schedule.

7.2	The Spouse of a Participant must consent to a designation of another or different primary Beneficiary under the following circumstances [check one]:

a.	☒ Under all circumstances.
b.	☐ Only if the Participant and Spouse have been married for one year.
[NOTE: A designation will cease to be effective after one year without consent.]

8.	Minimum	8.1	The Required Beginning Date of a Participant after January 1, 1997 will

36	AA1

Distributions:		be... [check one]:
[Plan Sec. 13.7]
	a.	☒	The required beginning date determined under Code section 401(a)(9)
(after amendment by the Small Business Protection Act of 1996).
	b.	☐	The April 1 of the calendar year after the Participant attains age 70½.
	c.	☐	Prior to [month, day, year], the April 1 of the calendar year after the Participant attains age 70½ thereafter, the required beginning date determined under Code section 401(a)(9) (after amendment by the
Small Business Job Protection Act of 1996).

8.2	To determine the minimum distribution required to be made to a Participant prior to death, the following life expectancies will be recalculated annually
[check one]:

a.	☐	None – life expectancies will not be recalculated.
b.	☐	The life expectancy of the Participant will be recalculated, but the life expectancy of a spouse Beneficiary will not be recalculated.
c.	☐	The life expectancy of both the Participant and a spouse Beneficiary will be recalculated.
d.	☒	The Participant can elect the life expectancies to be recalculated.
[NOTE: Only the life expectancy of the Participant and his/her spouse are eligible for recalculation.]

8.3	To determine the minimum distribution required to be made to a Beneficiary when the Participant dies prior to the Required Beginning Date, the following distribution rules will be used [check one]:

a.	☐	The 5-year rule applies in all cases.
b.	☒	The following exceptions to the 5-year rule are available [check either one or both]:

i.	☒	In the case of ... [check one]

A. ☐ a spouse Beneficiary
B. ☒ any Beneficiary

... installments (if permitted and elected under the Plan) may continue beyond the 5-year limit.

ii.	☒	In the case of a spouse Beneficiary, payments may
commence at any time prior to December 31 of the calendar
year in which the Participant would have reached age 70½.

8.4	If a Participant who attained age 70½ prior to 1997 (or such later date as may be specified in Sec. 8.1(c)) has elected to stop minimum distributions and recommence such distributions by the April 1 of the calendar year after the calendar year of his/her Termination of Service, the new commencement date ... [check one]:
a.	☒ will
b.	☐ will not

... be treated as a new Benefit Starting Date for purposes of the Plan.

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Q. Withdrawals While Employed

1.	Withdrawals:	1.1	Are Participants permitted to make withdrawals from their Contribution
	[Plan Sec. 12.1]		Accounts prior to Termination of Service? [check one]:

		a.	☒ Yes.
		b.	☐ No [if not permitted, skip to Item R].

2.	Withdrawal Events:[Plan Sec. 12.1(b), (c) & (d)]	2.1	Withdrawals are permitted from the following Contribution Accounts when the Participant has reached the age specified, if any, and completed the years of Service specified, if any [check as many as desired, and complete]:

Years of
		Account	Age		Service

a.	☐	Employee Pre-Tax Contribution Account	yrs	*	yrs
b.	☐	Employee After-Tax Contribution Account	yrs		yrs
c.	☐	Employee Rollover Contribution Account	yrs		yrs
d.	☐	Employer Regular Matching Contribution	yrs		yrs
Account
e.	☐	Employer Regular Profit Sharing	yrs		yrs
Contribution Account
f.	☐	Employer Safe-Harbor Matching	yrs	*	yrs
Contribution Account
g.	☐	Employer Safe-Harbor Profit Sharing	yrs	*	yrs
Contribution Account
h.	☐	Employer Qualified Matching Contribution	yrs	*	yrs
Account
i.	☐	Employer Qualified Profit Sharing	yrs	*	yrs
Contribution Account
j.	☐	Qualified Replacement Plan Allocation	yrs		yrs
Account

*[not younger than 59½]

2.2	Withdrawals are permitted from the following Contribution Accounts to meet a financial hardship [check as many as desired]:

a.	☒	Employee Pre-Tax Contribution Account
b.	☐	Employee After-Tax Contribution Account
c.	☐	Employee Rollover Contribution Account
d.	☐	Employer Regular Matching Contribution Account
e.	☐	Employer Regular Profit Sharing Contribution Account
f.	☐	Qualified Replacement Plan Allocation Account

The following situations will be treated as constituting financial hardship [check as many as desired]:

i.	☒	Expenses for medical care described in Code section 213(d)
incurred by the Participant, his/her spouse, or his/her
dependents (as defined in Code section 152), or necessary for any of those persons to obtain such medical care.
ii.	☒	Costs directly related to the purchase of the Participant’s
principal residence (excluding mortgage payments).
iii.	☒	Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant,
his/her spouse, children, or dependents.
iv.	☒	The need to prevent the eviction of the Participant from the
Participant’s principal residence or foreclosure on the
mortgage of the Participant’s principal residence.
v.	☐	Funeral expenses relating to the death of a member of the
Participant’s family.

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vi.	☐	Other [specify]:

The amount of a hardship withdrawal ... [check one]:
vii.	☒	may
viii.	☐	may not

... include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably expected to result from the distribution.

2.3	Withdrawals are permitted from the following Contribution Accounts at any time [check either or both]:

a.	☐ Employee After-Tax Contribution Account.
b.	☐ Employee Rollover Contribution Account.

R. Top-Heavy Provisions

1.	Top-Heavy Status	1.1	The Plan’s Top-Heavy status is determined as follows [check one]:
	Determination:	a.	☒ Whether the Plan is or is not Top-Heavy depends on its actual status for each Plan Year.
	[Plan Sec. 18.1]
		b.	☐ The Plan will be deemed to be Top-Heavy regardless of its actual status.

2.	Coordination with	2.1	If the Participant also participates in another qualified defined contribution Plan of a Controlled Group Member, the minimum Top-Heavy allocation will be made under [check one]:
	Other Defined
	Contribution Plan:	a.	☒ This Plan.
	[Plan Sec. 18.2
	(a)]	b.	☐ The following plan [complete]:

			Plan Name:

3.	Coordination with	3.1	If a Participant participates in both a Top-Heavy defined contribution plan and Top-Heavy defined benefit plan of a Controlled Group Member [check one]:
	Defined Benefit Plan:	a.	☐ A minimum benefit of 2% per year of service (up to 20%) will be provided under the defined benefit plan.
	[Plan Sec. 18.2(a)]
	[complete only if a Controlled
	Group Member	b.	☐ A minimum contribution of 5% will be provided under the defined contribution plan.
	maintains a
	defined benefit plan]	3.2	Prior to the first day of the first Plan Year beginning in 2000, if a Participant participates in both a Top-Heavy defined contribution plan and Top-Heavy defined benefit plan of a Controlled Group Member [check one]:

a.	☐	The denominator of the defined contribution and defined benefit fractions will in all cases be computed by substituting a factor of 1.0 for
1.25.
b.	☐	The denominator of the defined contribution and defined benefit fractions will be computed by using a factor of 1.25 if the Top-Heavy ratio does not exceed 90% and [check one]:

i.	☐	A minimum benefit of 3% per year of service (up to 30%) will be provided under the defined benefit plan.
ii.	☐	A minimum contribution of 7½% will be provided under the defined contribution plan.

3.3	To determine the Top-Heavy ratio, the following interest rate and mortality assumptions will be used to value accrued benefits under defined benefit plans [complete]:

39	AA1

Interest: %
Mortality: .

4.	Special Top- Heavy	4.1	If the Plan is Top-Heavy for a Plan Year and the Plan provides for a variable Employer Regular Profit Sharing Contribution, the minimum contribution requirement will be satisfied [check one]:
	Contribution:
	[Plan Sec. 18.2	a.	☐	By means of an additional Employer Regular Profit Sharing Contribution.
	(b)]	b.	☒	By modification of the allocation method that would otherwise apply.

5.	Special Top-Heavy	5.1	If the Plan is Top-Heavy for a Plan Year, the following vesting schedule will be substituted for any vesting schedule that otherwise would apply for that year [check one]:
Vesting:
[Plan Sec. 18.3]
a.	☐	A Participant’s vested percentage will at all times be 100%.
b.	☒	A Participant’s vested percentage will be determined under the following schedule [complete as desired]:

Years of	Vested
Service	Percentage

0	0%
1	20%
2	40%	[20% or more]
3	60%	[40% or more]
4	80%	[60% or more]
5	100%	[80% or more]
6 or more	100%

c.	☐	A Participant’s vested percentage will be determined under the following schedule [complete as desired]:

Years of	Vested
Service	Percentage

0	0%
1	___	%
2	___	%
3 or more	100%

5.2	If the Plan was, but has ceased to be, Top-Heavy, the above vesting schedule ... [check one]:

a.	☒	Will nonetheless continue to apply to all Participants.
b.	☐	Will nonetheless continue to apply to any Participant who has three or more years of Service as of the last day the Plan is Top-Heavy (but not any other Participant).
c.	☐	Will cease to apply. [NOTE: This will be treated as an amendment to the vesting schedule that is subject to the election specified in the Plan.]

S. Code Section 415 Provisions

1.	Compensation:	1.1	The Compensation of a Participant is [check one]:
	[Plan Sec. 19.4(b)]
		a.	☐ Earnings for purposes of Code section 415(c)(3).
		b.	☐ Earnings for purposes of federal income tax withholding.

40	AA1

		c.	☒	Earnings required to be reported in the Wages, Tips and Other Compensation box of Form W-2.

2.	Limitation Year:	2.1	The Limitation Year with respect to the Plan is [check one]:
[Plan Sec. 19.4(g)]

		a.	☒	The Plan Year.
		b.	☐	The 12-month period ending each [month, day].

		2.2	If the Limitation Year is being or has been amended, the limitation year before the amendment was the 12-month period ending each [month, day] , the short Limitation Year resulting from the amendment began [month, day, year] and ended [month, day, year], and the Limitation Year after the amendment is as specified above.

3.	Correction Method: [Plan Sec. 19.1(c)]	3.1	If Excess Annual Additions have been made under the Plan, the following correction method will be used [check one]:

		a.	☒	Individual reduction method – the Excess Annual Additions will remain in the Participant’s Account (so long as he/she remains an Active Participant) and will reduce Employer Contributions made on behalf of such Participant in future Limitation Years.
		b.	☐	Suspense account method – the Excess Annual Additions will be placed in a Pending Allocation Account and will reduce Employer Contributions of all Participants in future Limitation Years.
		c.	☐	Current allocation method – the Excess Annual Additions will be reallocated among other Active Participants as of the last day of the current Limitation Year in proportion to Recognized Earnings.
[NOTE: The above correction method applies only after Employee Pre-Tax and After-Tax Contributions for the Limitation Year have been refunded to the Participant.]

		3.2	If a Pending Allocation Account is ever maintained to hold Excess Annual Additions, the Pending Allocation Account ... [check one]:

		a.	☒	will
		b.	☐	will not

... share in investment income and losses under the Plan.

[NOTE: An election must be made even if the individual reduction method is used to correct Excess Annual Additions, because Excess Annual Additions that remain in a Participant’s Contribution Accounts at Termination of Service must then be credited to a Pending Allocation Account.]

4.	Other Qualified Plans: [Plan Sec. 19.2]	4.1	Does a Controlled Group Member maintain or has a Controlled Group Member ever maintained another qualified plan in which any participant in this Plan is (or was) a participant or could possibly become a participant (other than another master or prototype defined contribution plan), a welfare benefit fund as defined in Code section 419(e), or an individual medical account as defined in Code section 415(l)(2), under which amounts are treated as annual additions with respect to any Participant in this Plan? [check one]:

		a.	☐	Yes.
		b.	☒	No. [If no other plan, skip to Item T.]

41	AA1

5.	Defined Contribution Plan: [Plan Sec. 19.2(b)]	5.1	If the Participant is covered under another qualified defined contribution plan maintained by a Controlled Group Member, other than a master or prototype plan [check one]:
		a.	☐	The method used to coordinate the annual addition limit will be the same method that would be used for a master or prototype plan.
		b.	☐	Other [specify the method that will be used to coordinate the annual addition limits in a manner that precludes discretion]: .
6.	Defined Benefit Plan: [Plan Sec. 19.3]	6.1	If the Participant is or has ever been a participant in a defined benefit plan maintained by the Controlled Group Member, allocations and benefits will be limited as follows [check one]:
		a.	☐	By limiting the projected benefit under the defined benefit plan.
		b.	☐	Other [specify, in a manner that precludes discretion]: .

T.	Special Non-Discrimination Testing Rules

1.	Highly Compensated Employees: [Plan Sec. 2.29]	1.1	An Employee will be a Highly Compensated Employee if he/she is a five-percent owner at any time during the current Plan Year or the twelve-month period immediately preceding the current Plan Year, or if the Employee’s compensation during the look-back period exceeded the limit in effect under Code section 414(q)(1)(B) ... [check if applicable]:

		a.	☐	and the Employee was in the top-paid group for the look-back period. This top-paid group election applies with respect to Plan Years beginning on or after January 1, 1997, unless otherwise specified below [check if applicable]:

			i.	☐ The top-paid group election applies with respect to Plan Years beginning on or after [specify date]: .

		1.2	The look-back period is [check one]:

		a.	☒	The twelve-month period immediately preceding the current Plan Year.
		b.	☐	The calendar year ending within the current Plan Year. [NOTE: This election is not available if the Plan Year is the calendar year, and can only be made if it is made in all of the Controlled Group Members’ plans other than calendar year plans.]

2.	ADP/ACP Testing Method: [Plan Sec. 20.2 &	2.1	The Average Deferral Percentage Test and the Average Contribution Percentage Test will be applied using the following testing method [select one]:
	20.3]	a.	☒	The prior year testing method, modified as follows [check as applicable]:

				i.	☒	The Employee Pre-Tax Contribution Component of the Plan first became effective on or after January 1, 1997, and the Average Deferral Percentage of the Non-Highly Compensated Employees for the first Plan Year of such Component will be deemed to be [check one]:

						A.	☐	3%
						B.	☒	The Average Deferral Percentage of the Non-Highly Compensated Employees for the first Plan Year of such Component.
				ii.	☒	The Employee After-Tax Contribution and/or Employer Regular Matching Contribution Component of the Plan first became effective on or after January 1, 1997, and the Average

42	AA1

Contribution Percentage of the Non-Highly Compensated Employees for the first Plan Year of such Component will be [check one]:

A.	☐	3%.
B.	☒	The Average Contribution Percentage of the Non-Highly Compensated Employees for the first Plan Year of such Component.

		b.	☐	The current year testing method. [NOTE: The current year testing election can be changed only under circumstances prescribed by the IRS.]

[NOTE: If the Plan uses an Employer Safe-Harbor Contribution to satisfy the Average Deferral Percentage Test or Average Contribution Percentage Test, it will be deemed to be using the current year testing method.]

		2.2	Notwithstanding the above election, the Average Deferral Percentage Test and the Average Contribution Percentage Test for Plan Years beginning before [specify date] , will be applied using the following testing method [check one]:

		a.	☐	The prior year testing method.
		b.	☐	The current year testing method.

3.	Other Elections Regarding ADP/ACP	3.1	The following contributions may be taken into account in applying the Average Deferral Percentage Test [check as desired]:
	Testing: [Plan Sec. 20.2, 20.3 & 20.4]	a.	☒	Employer Regular Matching Contributions to the extent such contributions satisfy the requirements to be Employer Qualified Matching Contributions.
		b.	☐	Employer Regular Profit Sharing Contributions to the extent such contributions satisfy the requirements to be Employer Qualified Profit Sharing Contributions.

		3.2	The following contributions may be taken into account in applying the Average Contribution Percentage Test [check as desired]:

		a.	☒	Employee Pre-Tax Contributions.
		b.	☐	Employer Regular Profit Sharing Contributions to the extent such contributions satisfy the requirements to be Employer Qualified Profit Sharing Contributions.
[Note: Employer Qualified Matching and Qualified Profit Sharing Contributions (if permitted under the Plan) may in all cases be taken into account in applying the Average Deferral Percentage Test and Average Contribution Percentage Test. Also, Employer Safe-Harbor Matching and Safe-Harbor Profit Sharing Contributions may be taken into account in applying the Average Contribution Percentage Test, but only to the extent they exceed the minimum contribution required to qualify as safe- harbor contributions.]

		3.3	Is it permissible to recharacterize Employee Pre-Tax Contributions as Employer After-Tax Contributions to the extent necessary to satisfy the Average Deferral Percentage Test? [check one]:

		a.	☒	No.
		b.	☐	Yes, recharacterization will be allowed at the discretion of the Lead Employer.
		c.	☐	Yes, recharacterization will be allowed at the election of the affected Participant.

[NOTE: Recharacterization is permissible only if the Plan uses the current year testing method and the Plan currently allows Employee After-Tax Contributions, and then only if the recharacterized amount, in combination with Employee After-Tax Contributions, do not exceed any limits otherwise imposed under the Plan on Employee After-Tax Contributions.]

43	AA1

		3.4	If the multiple use test is failed for a Plan Year, the following percentages for the Highly Compensated Employees shall be reduced to satisfy such test [check one]:

		a.	☐	Average Deferral Percentage.
		b.	☒	Average Contribution Percentage.

4.	Income on Excess Contributions: [Plan Sec. 20.1(c), 20.2(d) & 20.3(d)]	4.1	The income or loss allocable to Excess Elective Deferrals that are refunded to a Participant, or allocable to Excess Contributions or Excess Aggregate Contributions distributed to satisfy the Average Deferral Percentage Test or Average Contribution Percentage Test, will be determined as follows [check one]:

		a.	☐	Determined using a method established by the Lead Employer that reasonably reflects the manner in which income or loss is allocated under the Plan.
		b.	☒	Determined under the safe harbor method specified in the Plan.

		4.2	The income or loss allocated ... [check one]:

		a.	☐	does
		b.	☒	does not

... include income or loss for the gap period.

U.	Transfers from Terminating Defined Benefit Plan

1.	Transferor Plan: [Plan Sec. 17.6]	1.1	The Plan has accepted a transfer of assets from the following terminating defined benefit plan:
		a.	☐	.
		b.	☐	.
		c.	☐	.

2.	Allocations: [Plan Sec. 17.6]	2.1	The assets transferred from the defined benefit plan will be initially credited to a Pending Allocation Account, with the amount released each year from the Pending Allocation Account being determined at the discretion of the Lead Employer. This amount will be allocated among:

		a.	☐	Participants who are Non-Highly Compensated Employees for the Plan Year and who satisfy the requirements to share in the Employer Regular Profit Sharing Contribution for the Plan Year.
		b.	☐	Participants who satisfy the requirements to share in the Employer Regular Profit Sharing Contributions for the Plan Year.

V.	Special Effective Date Rules

1.1	The following Components of the Plan have an effective date after the effective date of the Adoption Agreement [check each that applies]:

a.	☐	Employer Pre-Tax Component
Effective Date: .

44	AA1

b.	☐	Employer After-Tax Component
Effective Date: .

c.	☐	Employer Safe-Harbor Matching Component
Effective Date: .

d.	☐	Employer Regular Matching Component
Effective Date: .

e.	☐	Employer Safe-Harbor Profit Sharing Component
Effective Date: .

f.	☐	Employer Regular Profit Sharing Component
Effective Date: .

g.	☐	Employer Prevailing Wage Component
Effective Date: .

1.2	The effective date for the following provisions is different than the effective date of the Adoption Agreement [complete as appropriate]:

a.	☐	.
Effective Date: .

b.	☐	.
Effective Date: .

c.	☐	.
Effective Date: .

W.	Other Information for the Lead Employer

Failure to fill out this Adoption Agreement completely and correctly may result in disqualification of the Plan.

The Lead Employer and other fiduciaries agree to obtain bonds as required by law. [ERISA section 412.]

The Lead Employer or Administrator designated in Item B.4 is responsible for administration, including the filing of the annual report on Form 5500 and the preparation and delivery of summary Plan descriptions, summaries of material modifications and summary annual reports.

45	AA1

The Sponsoring Organization will inform you if any amendments are made to the Faegre & Benson LLP Prototype Defined Contribution Plan, or if the Faegre & Benson LLP Prototype Defined Contribution Plan is discontinued or abandoned.

Inquiries regarding the adoption of the Faegre & Benson LLP Prototype Retirement Plan, the intended meaning of any provisions of the Plan, or the effect of the IRS Opinion Letter should be directed to:

Faegre & Benson LLP 2200 Norwest Center 90 South Seventh Street Minneapolis, Minnesota 55402

X.     Reliance on IRS Notification Letter

The Lead Employer may not rely on a notification letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code section 401. In order to obtain reliance with respect to Plan qualification, the Lead Employer must apply to the appropriate Key District Office for a determination letter.

Y.     Sponsoring Organization

The Sponsoring Organization of the Plan is Faegre & Benson LLP.

46	AA1

IN WITNESS WHEREOF, the Lead Employer has caused this Adoption Agreement to be executed effective as of the date written on page 1.

This Adoption Agreement may be used only in conjunction with Basic Plan Document #01.

Date signed:	Lead Employer:

	Antennas America, Inc.	.

[Name of Lead Employer]

(Corporate Seal,	By
if applicable)

		Its	.

And

		Its	.

47	AA1

PROTOTYPE TRUST AGREEMENT

The Trustee hereby accepts its appointment as such in accordance with the Prototype Trust Agreement.

Date signed:

Individual Trustees:	Corporate Trustee:

Marquette Trust Company, N.A.

By

Signature
Its

Printed Name
And

Business Address
Its

Business Address

Signature

Printed Name

Business Address

Business Address

Signature

Printed Name

Business Address

Business Address

48	AA1

OR

PROTOTYPE CUSTODIAL AGREEMENT

The Custodian hereby accepts its appointment as such in accordance with the Prototype Custodial Agreement.

Date signed:	Custodian:

By

Its

49	AA1

FAEGRE & BENSON LLP
REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN
SUPPLEMENT TO ADOPTION AGREEMENT-001

Effective as of       the undersigned Controlled Group Member adopts the Faegre & Benson LLP Regional Prototype Defined Contribution Plan as established by the Lead Employer and agrees to be a “Participating Employer” under the Plan. The sections of the Adoption Agreement titled “Reliance on IRS Opinion Letter” are incorporated herein by reference and apply to the adoption of the Plan by the undersigned Participating Employer.

Date signed:	Participating Employer:

[Name of Participating Employer]

(Corporate Seal, if applicable)	By
Its

And

Its

The Lead Employer hereby consents to the adoption of the Plan by the above Controlled Group Member.

Lead Employer:

By

Its

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FAEGRE & BENSON LLP
REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN
PARTICIPATING EMPLOYER SCHEDULE

The following Controlled Group Members are Participating Employers in the Plan (in addition to those listed in Item A, Sec. 2.1 of the Adoption Agreement):

iv. Participating Employer 4:

Name: .

v. Participating Employer 5:

Name: .

vi. Participating Employer 6:

Name: .

vii. Participating Employer 7:

Name: .

viii. Participating Employer 8:

Name: .

ix. Participating Employer 9:

Name: .

x. Participating Employer 10:

Name: .

xi. Participating Employer 11:

Name: .

xii. Participating Employer 12:

Name: .

xiii. Participating Employer 13:

Name: .

xiv. Participating Employer 14:

Name: .

xv. Participating Employer 15:

Name: .

Attach additional sheets if necessary.

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FAEGRE & BENSON LLP
REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN
PREDECESSOR EMPLOYER SCHEDULE

The following Predecessor Employers are covered by Item C, Sec. 6.2 of the Adoption Agreement (in addition to those listed in Item C, Sec. 6.2 of the Adoption Agreement):

iv. Predecessor Employer 4:

Name: .

v. Predecessor Employer 5:

Name: .

vi. Predecessor Employer 6:

Name: .

vii. Predecessor Employer 7:

Name: .

viii. Predecessor Employer 8:

Name: .

ix. Predecessor Employer 9:

Name: .

x. Predecessor Employer 10:

Name: .

xi. Predecessor Employer 11:

Name: .

xii. Predecessor Employer 12:

Name: .

xiii. Predecessor Employer 13:

Name: .

xiv. Predecessor Employer 14:

Name: .

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